(PRINCIPAL PRESERVATION LOGO)

                              Tax-Exempt Portfolio
                              Government Portfolio
                             S&P100 Plus Portfolio
                          Dividend Achievers Portfolio
                             Select Value Portfolio
                          PSE Tech 100 Index Portfolio
                            Managed Growth Portfolio

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                                OCTOBER 31, 1999

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                               PRESIDENT'S LETTER
                ANNUAL REPORT TO SHAREHOLDERS FOR THE TEN MONTHS
                             ENDED OCTOBER 31, 1999

                                                               December 27, 1999

Dear Shareholder:

   The first ten months of 1999 proved to be our most successful period in fund history. We have two highly ranked equity funds that have performed very well and, as a result, have fueled an increase in the total assets of the fund group through market appreciation and sales. Therefore, the total assets of Principal Preservation, which began the year at approximately $600,000,000, broke through the $1.0 billion mark as of the date of this report.

   The Board of Directors of Principal Preservation authorized the change to an October 31st fiscal year for the portfolios contained in this report, so you are receiving the annual report slightly earlier. This move allowed the fund family to operate more efficiently when calculating capital gains distributions and communicating those distributions to financial service firms and investors. As a result, this report contains information for the first ten months of the year. In the future, we will be reporting twelve month results through October 31st of each year.

   On November 8, 1999, we completed the conversion to outsource our transfer agent operations to PFPC Services Group, a national provider of these services to mutual funds. While management and the Board of Directors were pleased with the quality and reasonable prices of transfer agent services provided by B.C. Ziegler and Company, they concluded that the enhanced technological capabilities of PFPC Services would be in the best interest of shareholders long term. Some of the services in the future will include householding, internet access of accounts, and consolidated statement processing. The conversion went reasonably smoothly, and we would expect that day to day operations will continue to improve.

   I invite you to read the Management Discussion and Analysis on each of the portfolios on the following pages. I also thank you for your continued trust and investment with us at Principal Preservation.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

This report contains information for existing shareholders of Principal Preservation. It does not constitute an offer to sell. If an investor wishes to receive more information about the portfolios, the investor should obtain a prospectus, which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

TAX-EXEMPT PORTFOLIO

   The graph below compares the change in value of a $10,000 investment in Principal Preservation Tax-Exempt Portfolio with the Lehman 20-Year Municipal Bond Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                   Principal Preservation            Lehman 20-Year
     Date           Tax-Exempt Portfolio          Municipal Bond Index
   10/31/89                $9,650                       $10,000
   11/30/89                $9,722                       $10,175
   12/31/89                $9,835                       $10,258
    1/31/90                $9,817                       $10,210
    2/28/90                $9,859                       $10,301
    3/31/90                $9,902                       $10,304
    4/30/90                $9,810                       $10,230
    5/31/90                $9,951                       $10,453
    6/30/90               $10,028                       $10,545
    7/31/90               $10,143                       $10,700
    8/31/90               $10,035                       $10,545
    9/30/90               $10,039                       $10,551
   10/31/90               $10,184                       $10,742
   11/30/90               $10,366                       $10,958
   12/31/90               $10,447                       $11,006
    1/31/91               $10,567                       $11,153
    2/28/91               $10,688                       $11,250
    3/31/91               $10,706                       $11,255
    4/30/91               $10,776                       $11,405
    5/31/91               $10,846                       $11,507
    6/30/91               $10,904                       $11,495
    7/31/91               $10,975                       $11,635
    8/31/91               $11,113                       $11,789
    9/30/91               $11,211                       $11,942
   10/31/91               $11,324                       $12,049
   11/30/91               $11,355                       $12,083
   12/31/91               $11,494                       $12,343
    1/31/92               $11,566                       $12,371
    2/29/92               $11,556                       $12,375
    3/31/92               $11,600                       $12,380
    4/30/92               $11,727                       $12,490
    5/31/92               $11,867                       $12,637
    6/30/92               $12,022                       $12,849
    7/31/92               $12,457                       $13,234
    8/31/92               $12,275                       $13,104
    9/30/92               $12,305                       $13,189
   10/30/92               $12,122                       $13,060
   11/30/92               $12,396                       $13,294
   12/31/92               $12,485                       $13,430
    1/31/93               $12,718                       $13,586
    2/28/93               $13,240                       $14,078
    3/31/93               $13,111                       $13,929
    4/30/93               $13,258                       $14,070
    5/31/93               $13,333                       $14,149
    6/30/93               $13,554                       $14,385
    7/31/93               $13,582                       $14,404
    8/31/93               $13,878                       $14,704
    9/30/93               $14,071                       $14,872
   10/30/93               $14,098                       $14,900
   11/30/93               $13,959                       $14,769
   12/31/93               $14,273                       $15,081
    1/31/94               $14,452                       $15,271
    2/28/94               $14,038                       $14,814
    3/31/94               $13,393                       $14,033
    4/30/94               $13,512                       $14,148
    5/31/94               $13,632                       $14,315
    6/30/94               $13,534                       $14,172
    7/31/94               $13,810                       $14,497
    8/31/94               $13,836                       $14,538
    9/30/94               $13,613                       $14,247
   10/31/94               $13,311                       $13,871
   11/30/94               $13,023                       $13,546
   12/31/94               $13,357                       $13,971
    1/31/95               $13,818                       $14,517
    2/28/95               $14,250                       $15,044
    3/31/95               $14,407                       $15,216
    4/30/95               $14,419                       $15,213
    5/31/95               $14,934                       $15,787
    6/30/95               $14,717                       $15,544
    7/31/95               $14,794                       $15,625
    8/31/95               $15,001                       $15,839
    9/30/95               $15,094                       $15,964
   10/31/95               $15,353                       $16,304
   11/30/95               $15,597                       $16,664
   12/31/95               $15,767                       $16,897
    1/31/96               $15,844                       $16,983
    2/29/96               $15,718                       $16,789
    3/31/96               $15,508                       $16,520
    4/30/96               $15,449                       $16,454
    5/31/96               $15,444                       $16,474
    6/30/96               $15,642                       $16,706
    7/31/96               $15,754                       $16,870
    8/31/96               $15,711                       $16,843
    9/30/96               $15,997                       $17,183
   10/31/96               $16,163                       $17,389
   11/30/96               $16,469                       $17,752
   12/31/96               $16,361                       $17,647
    1/31/97               $16,335                       $17,629
    2/28/97               $16,468                       $17,818
    3/31/97               $16,141                       $17,538
    4/30/97               $16,327                       $17,733
    5/31/97               $16,602                       $18,052
    6/30/97               $16,791                       $18,279
    7/31/97               $17,428                       $18,893
    8/31/97               $17,090                       $18,661
    9/30/97               $17,349                       $18,919
   10/31/97               $17,464                       $19,057
   11/30/97               $17,579                       $19,211
   12/31/97               $17,899                       $19,561
    1/31/98               $18,072                       $19,780
    2/28/98               $17,981                       $19,794
    3/31/98               $17,907                       $19,822
    4/30/98               $17,756                       $19,721
    5/31/98               $18,158                       $20,078
    6/30/98               $18,180                       $20,168
    7/31/98               $18,181                       $20,210
    8/31/98               $18,548                       $20,560
    9/30/98               $18,783                       $20,850
   10/31/98               $18,628                       $20,783
   11/30/98               $18,685                       $20,879
   12/31/98               $18,661                       $20,925
    1/31/99               $18,884                       $21,149
    2/28/99               $18,702                       $21,060
    3/31/99               $18,740                       $21,134
    4/30/99               $18,759                       $21,191
    5/31/99               $18,532                       $21,032
    6/30/99               $18,119                       $20,691
    7/31/99               $18,097                       $20,716
    8/31/99               $17,723                       $20,382
    9/30/99               $17,598                       $20,317
   10/31/99               $17,182                       $19,896

                          AVERAGE ANNUAL TOTAL RETURN
                                1-YEAR         5-YEAR        10-YEAR
       Tax-Exempt:
         Full Sales Charge     -10.99%         4.49%           5.56%
         Net Asset Value        -7.93%         5.24%           5.94%

Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

   The Lehman 20-Year Municipal Bond Index is a broad-based index containing over 22,000 issues with maturities ranging from two to thirty years. The issues comprising the index are those completed within the last five years with a total issue size of $50 million or more. The average quality rating is "AA." The performance of the Index does not include sales charges or other fees you would pay if you attempted to replicate the index.

TAX-EXEMPT PORTFOLIO

   The net asset value total return of the Tax-Exempt Portfolio for the ten month period ended October 31, 1999 was -7.76% compared to the benchmark Lehman 20 year Municipal Bond Index total return of -4.9%.

   During the third quarter, the municipal market weakened as the yield on long-term AAA municipal bonds began the quarter at a yield of 5.25% and finished at 5.65%. This level is the highest level of municipal bond yields in three years. The tax treatment on discount municipal bonds is one reason the municipal market is the worst performing sector in the U.S. fixed-income market this year, with a year to date loss of -6.80%. A pickup in new issue underwriting toward the end of the third quarter and the beginning of the fourth quarter has further weakened the municipal market. At the end of the quarter AAA rated municipal bonds were trading to yield over 93% of U.S. Treasury yields. The nine year average for AAA rated municipal bonds was 87%.

   The portfolio's length of duration caused its performance to lag its peer group. The portfolio is four to five years longer in duration than most other tax-exempt bond funds. The manager, in addition to cover redemptions, traded securities so as to shorten the duration. He also replaced bonds sold during the quarter with bonds having higher coupon rates and shorter maturities.

   The municipal bond market followed the U.S. Treasury market through October, however, because of an increase in underwriting of new securities, municipals did slightly worse. Municipal bond yields in thirty year insured bonds rose by 1.20% from the beginning of the year through October 26, 1999 compared to a yield increase in the U.S. Treasury thirty year bond of 1.07%. By the last week of October, the supply of new municipal issues coming to market had dwindled to $3.5 billion, compared to $5 billion early in the month. This should reduce the pressure on the municipal market, and also should reduce the likelihood that states, cities and public agencies will sell bonds for the balance of the year. Long term AAA rated municipal bonds are selling to yield 93% of thirty year U.S. Treasury yields as of the end of October. The nine year average of long term high quality municipal bonds to thirty year U.S. Treasury bonds is 82%, which tells us that the municipal bond market is still under-priced as compared to U.S. Treasuries.

   Most of the new issue underwriting in the municipal market was completed by the middle of November. According to some technicians, bear markets in bonds average 12.2 months, and the market is at that point now. Municipal bonds seem to represent a good value at these levels when one considers the inflation rate as measured by the Consumer Price Index.

GOVERNMENT PORTFOLIO

   The graph below compares the change in value of a $10,000 investment in the Government Portfolio with the Lehman Intermediate Government Bond Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

     Date          Principal Preservation         Lehman Intermediate
                    Government Portfolio         Government Bond Index
   10/31/89                $9,650                       $10,000
   11/30/89                $9,737                       $10,099
   12/31/89                $9,760                       $10,128
    1/31/90                $9,655                       $10,065
    2/28/90                $9,679                       $10,102
    3/31/90                $9,671                       $10,114
    4/30/90                $9,587                       $10,081
    5/31/90                $9,822                       $10,297
    6/30/90                $9,958                       $10,433
    7/31/90               $10,096                       $10,579
    8/31/90                $9,988                       $10,541
    9/30/90               $10,083                       $10,635
   10/31/90               $10,235                       $10,783
   11/30/90               $10,457                       $10,946
   12/31/90               $10,611                       $11,097
    1/31/91               $10,696                       $11,211
    2/28/91               $10,756                       $11,279
    3/31/91               $10,792                       $11,341
    4/30/91               $10,901                       $11,458
    5/31/91               $10,950                       $11,522
    6/30/91               $10,903                       $11,531
    7/31/91               $11,025                       $11,656
    8/31/91               $11,308                       $11,877
    9/30/91               $11,541                       $12,079
   10/31/91               $11,665                       $12,217
   11/30/91               $11,802                       $12,360
   12/31/91               $12,216                       $12,660
    1/31/92               $11,964                       $12,538
    2/29/92               $11,999                       $12,577
    3/31/92               $11,892                       $12,527
    4/30/92               $11,976                       $12,640
    5/31/92               $12,215                       $12,828
    6/30/92               $12,430                       $13,013
    7/31/92               $12,789                       $13,263
    8/31/92               $12,926                       $13,398
    9/30/92               $13,156                       $13,583
   10/30/92               $12,922                       $13,420
   11/30/92               $12,837                       $13,365
   12/31/92               $13,047                       $13,537
    1/31/93               $13,366                       $13,789
    2/28/93               $13,659                       $13,992
    3/31/93               $13,706                       $14,044
    4/30/93               $13,821                       $14,154
    5/31/93               $13,782                       $14,116
    6/30/93               $14,106                       $14,321
    7/31/93               $14,126                       $14,350
    8/31/93               $14,426                       $14,564
    9/30/93               $14,500                       $14,624
   10/30/93               $14,530                       $14,659
   11/30/93               $14,331                       $14,587
   12/31/93               $14,391                       $14,647
    1/31/94               $14,582                       $14,792
    2/28/94               $14,233                       $14,589
    3/31/94               $13,855                       $14,376
    4/30/94               $13,724                       $14,283
    5/31/94               $13,711                       $14,293
    6/30/94               $13,668                       $14,296
    7/31/94               $13,893                       $14,483
    8/31/94               $13,924                       $14,525
    9/30/94               $13,699                       $14,404
   10/31/94               $13,685                       $14,407
   11/30/94               $13,594                       $14,344
   12/31/94               $13,613                       $14,391
    1/31/95               $13,847                       $14,626
    2/28/95               $14,168                       $14,908
    3/31/95               $14,233                       $14,990
    4/30/95               $14,408                       $15,164
    5/31/95               $14,915                       $15,592
    6/30/95               $15,009                       $15,692
    7/31/95               $14,991                       $15,700
    8/31/95               $15,150                       $15,829
    9/30/95               $15,263                       $15,935
   10/31/95               $15,458                       $16,109
   11/30/95               $15,668                       $16,306
   12/31/95               $15,837                       $16,467
    1/31/96               $15,925                       $16,605
    2/29/96               $15,679                       $16,429
    3/31/96               $15,553                       $16,353
    4/30/96               $15,476                       $16,306
    5/31/96               $15,432                       $16,298
    6/30/96               $15,607                       $16,464
    7/31/96               $15,629                       $16,515
    8/31/96               $15,603                       $16,533
    9/30/96               $15,833                       $16,746
   10/31/96               $16,133                       $17,021
   11/30/96               $16,401                       $17,227
   12/31/96               $16,197                       $17,134
    1/31/97               $16,220                       $17,199
    2/28/97               $16,243                       $17,227
    3/31/97               $16,017                       $17,129
    4/30/97               $16,237                       $17,323
    5/31/97               $16,352                       $17,458
    6/30/97               $16,523                       $17,608
    7/31/97               $16,986                       $17,932
    8/31/97               $16,790                       $17,864
    9/30/97               $17,035                       $18,059
   10/31/97               $17,299                       $18,270
   11/30/97               $17,319                       $18,310
   12/31/97               $17,509                       $18,458
    1/31/98               $17,790                       $18,698
    2/28/98               $17,699                       $18,677
    3/31/98               $17,729                       $18,735
    4/30/98               $17,798                       $18,825
    5/31/98               $17,946                       $18,955
    6/30/98               $18,072                       $19,082
    7/31/98               $18,106                       $19,155
    8/31/98               $18,587                       $19,517
    9/30/98               $19,206                       $19,972
   10/31/98               $19,121                       $20,006
   11/30/98               $19,051                       $19,944
   12/31/98               $19,101                       $20,022
    1/31/99               $19,191                       $20,112
    2/28/99               $18,779                       $19,836
    3/31/99               $18,876                       $19,967
    4/30/99               $18,931                       $20,021
    5/31/99               $18,680                       $19,899
    6/30/99               $18,633                       $19,929
    7/31/99               $18,569                       $19,931
    8/31/99               $18,567                       $19,959
    9/30/99               $18,769                       $20,131
   10/31/99               $18,777                       $20,171

                          AVERAGE ANNUAL TOTAL RETURN
                                     1-YEAR         5-YEAR        10-YEAR
       Government:
         Full Sales Charge           -5.23%          5.78%          6.50%
         Net Asset Value             -1.70%          6.53%          6.88%

Past performance is not predictive of future performance.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX

   The Lehman Intermediate Government Bond Index represents a total return on U.S. Government bonds ranging in maturity from 2-10 years. The average duration of bonds in the Index is approximately four years. The index does not contain any sales charge, expenses or other fees that you would incur if you attempted to replicate the Index.

GOVERNMENT PORTFOLIO

   The net asset value total return of the Government Portfolio for the ten month period ended October 31, 1999 was -1.70% compared to the benchmark Lehman Intermediate Government Index total return of 0.74%.

   The performance of the U.S. Treasury market in the first ten months of 1999 was the second worst performance in twenty-five years. The bear market of 1994 was only slightly worse. In 1994 the yield on the benchmark thirty-year Treasury bond in the first three-quarters of the year rose 1.67%. This year the yield on the thirty-year Treasury bond rose 1.22%. The difference in the two years was the fact that the Fed raised rates six times in 1994 compared to just twice this year. Although the Fed did not raise rates at its last meeting, it cautioned it would do so promptly upon any hints of inflation.

   In the third quarter the manager sold part of the portfolio's U.S. Treasury bond 11.125% position and purchased a 10.375% U.S. Treasury bond maturing in 2012, but callable in 2005. The transactions were done to improve the yield to maturity. The manager plans to liquidate the remaining balance of the 11.125% position in the fourth quarter. The duration of the portfolio is 4.74 years.

   The market discounted a Fed rate raise on November 16. Despite the larger than expected core rate reports on both the PPI and CPI, the core rate of the CPI over last year was only 1.9% gain, which is a thirty-three year low. The last time it was below 2% was in 1966, when it was 1.8%. The average bear market for bonds is twelve months and the market has reached that point.

   The decline in U.S. Treasury prices continued through most of October with the high point in yields and the low point in prices taking place on October 26th. The thirty-year treasury bond was selling to yield 6.38%, the ten-year selling to yield 6.238% and the five-year selling to yield 6.15%. All three yields were the high for the year. Shortly thereafter Federal Reserve Chairman Alan Greenspan cooled speculation about a series of interest rate increases by the central bank. This produced the best government bond rally this year in the week ended October 29th. Treasuries extended gains after reports showing a drop in home sales and prices paid by manufacturers suggested the pace of economic growth is slowing. By month end the yield on the 30-year Treasury bond had fallen to 6.16%, the ten-year to 6.02% and the five-year finished the month to 5.946%. Bond yields climbed about 1.07% so far this year. The rise was fueled in part by quickening-inflation and the two Fed rate increases since June.

S&P 100 PLUS PORTFOLIO

   The graph below compares the change in value of a $10,000 investment in the S&P 100 Plus Portfolio Class A Shares with the S&P 100 Index. The graph reflects a deduction from the amount invested for the applicable sales charge. Class B Shares of the S&P 100 Plus Portfolio began on July 27, 1998, and its results are not presented in the line graph.

                   Principal Preservation
     Date          S&P 100 Plus Portfolio            S&P 100 Index
   10/31/89                $9,475                       $10,000
   11/30/89                $9,649                       $10,186
   12/31/89                $9,800                       $10,415
    1/31/90                $9,177                        $9,752
    2/28/90                $9,345                        $9,944
    3/31/90                $9,559                       $10,204
    4/30/90                $9,390                       $10,034
    5/31/90               $10,258                       $10,990
    6/30/90               $10,192                       $10,919
    7/31/90               $10,176                       $10,898
    8/31/90                $9,271                        $9,902
    9/30/90                $8,858                        $9,439
   10/31/90                $8,809                        $9,390
   11/30/90                $9,313                        $9,952
   12/31/90                $9,490                       $10,138
    1/31/91                $9,981                       $10,657
    2/28/91               $10,701                       $11,435
    3/31/91               $10,961                       $11,699
    4/30/91               $10,986                       $11,715
    5/31/91               $11,479                       $12,254
    6/30/91               $10,951                       $11,717
    7/31/91               $11,480                       $12,296
    8/31/91               $11,604                       $12,462
    9/30/91               $11,330                       $12,173
   10/31/91               $11,438                       $12,324
   11/30/91               $10,948                       $11,831
   12/31/91               $12,124                       $12,996
    1/31/92               $11,945                       $12,826
    2/29/92               $12,133                       $13,035
    3/31/92               $11,922                       $12,823
    4/30/92               $12,290                       $13,237
    5/31/92               $12,367                       $13,331
    6/30/92               $12,155                       $13,130
    7/31/92               $12,568                       $13,551
    8/31/92               $12,233                       $13,214
    9/30/92               $12,277                       $13,242
   10/30/92               $12,234                       $13,197
   11/30/92               $12,623                       $13,603
   12/31/92               $12,751                       $13,768
    1/31/93               $12,906                       $13,954
    2/28/93               $13,134                       $14,215
    3/31/93               $13,372                       $14,487
    4/30/93               $13,116                       $14,244
    5/31/93               $13,482                       $14,661
    6/30/93               $13,468                       $14,667
    7/31/93               $13,367                       $14,597
    8/31/93               $13,871                       $15,139
    9/30/93               $13,689                       $14,939
   10/30/93               $13,910                       $15,183
   11/30/93               $13,845                       $15,150
   12/31/93               $13,989                       $15,403
    1/31/94               $14,519                       $16,002
    2/28/94               $14,156                       $15,626
    3/31/94               $13,454                       $14,890
    4/30/94               $13,557                       $15,002
    5/31/94               $13,865                       $15,374
    6/30/94               $13,451                       $14,920
    7/31/94               $13,920                       $15,474
    8/31/94               $14,352                       $15,980
    9/30/94               $14,080                       $15,672
   10/31/94               $14,391                       $16,045
   11/30/94               $13,901                       $15,504
   12/31/94               $14,145                       $15,806
    1/31/95               $14,400                       $16,117
    2/28/95               $15,034                       $16,870
    3/31/95               $15,488                       $17,428
    4/30/95               $16,058                       $18,116
    5/31/95               $16,704                       $18,904
    6/30/95               $17,059                       $19,341
    7/31/95               $17,573                       $19,983
    8/31/95               $17,478                       $19,879
    9/30/95               $18,312                       $20,873
   10/31/95               $18,312                       $20,888
   11/30/95               $19,039                       $21,755
   12/31/95               $19,337                       $22,120
    1/31/96               $20,099                       $23,053
    2/29/96               $20,347                       $23,378
    3/31/96               $20,548                       $23,616
    4/30/96               $20,796                       $23,954
    5/31/96               $21,303                       $24,606
    6/30/96               $21,336                       $24,702
    7/31/96               $20,280                       $23,548
    8/31/96               $20,738                       $24,113
    9/30/96               $21,799                       $25,393
   10/31/96               $22,348                       $26,150
   11/30/96               $24,086                       $28,234
   12/31/96               $23,672                       $27,771
    1/31/97               $25,119                       $29,793
    2/28/97               $25,044                       $29,727
    3/31/97               $24,117                       $28,568
    4/30/97               $25,547                       $30,476
    5/31/97               $26,902                       $32,128
    6/30/97               $28,036                       $33,511
    7/31/97               $30,343                       $36,242
    8/31/97               $28,370                       $33,919
    9/30/97               $29,831                       $35,723
   10/31/97               $28,513                       $34,180
   11/30/97               $29,982                       $35,988
   12/31/97               $30,010                       $36,110
    1/31/98               $30,632                       $36,828
    2/28/98               $32,818                       $39,491
    3/31/98               $34,550                       $41,671
    4/30/98               $35,061                       $42,298
    5/31/98               $34,561                       $41,772
    6/30/98               $36,273                       $43,839
    7/31/98               $36,061                       $43,595
    8/31/98               $30,817                       $37,339
    9/30/98               $32,354                       $39,138
   10/31/98               $35,186                       $42,651
   11/30/98               $37,897                       $45,907
   12/31/98               $39,708                       $48,103
    1/31/99               $42,131                       $51,023
    2/28/99               $40,618                       $49,324
    3/31/99               $42,507                       $51,637
    4/30/99               $44,409                       $53,997
    5/31/99               $43,270                       $52,690
    6/30/99               $46,351                       $56,410
    7/31/99               $44,938                       $54,768
    8/31/99               $45,553                       $55,540
    9/30/99               $44,328                       $54,018
   10/31/99               $47,304                       $57,643

                          AVERAGE ANNUAL TOTAL RETURN
                                     1-YEAR         5-YEAR        10-YEAR
       S&P 100 Plus:
         Class A Shares              27.38%         25.51%         16.87%
         Class B Shares              28.49%            N/A            N/A

Past performance is not predictive of future performance.

S&P 100 INDEX

   The S&P 100 Index is a broad based stock index made up of the largest 100 securities in the United States based upon market capitalization. The Index results do not include any sales charges or any other fees you would incur if you attempted to replicate the Index.

S&P 100 PLUS PORTFOLIO

   The net asset value total return of the Class A shares of the S&P 100 Plus Portfolio for the ten month period ended October 31, 1999 was 19.13% compared to the Standard & Poor's 100 Index total return of 19.8%.

   The third quarter of 1999 exhibited renewed volatility. Increased concerns for investors over interest rates and inflation overshadowed strengthening corporate earnings. Every domestic sector except for technology witnessed a contraction in investment performance, as investors appeared to take some profits while moving into relatively attractive bonds.

   For the third quarter the S&P100 Index return of 19.13% outpaced the S&P500 Index return of 12.03%. Year-to-date the index return is 12.30% versus 5.36% for the S&P 500 Index. Large-cap stocks continued to outperform small and mid-cap equities. The higher concentration and weightings within the S&P 100 Index continue to benefit this portfolio.

   During the quarter the Portfolio Manager made only one adjustment to the over/under weighting strategy, initiating an over-weighting on Bank of America. While that move may have been a bit premature, the over-weightings in CSCO, MSFT and NT benefited the performance of the fund along with the under-weightings of KO and DIS. The Portfolio Manager remains positive about the technology and financial sectors. Reviewing the events that occurred during the last few months, attention must be focused on the heightened level of volatility exhibited within the equity sector. Investors seemed somewhat convinced that both interest rates and inflation are headed higher. In response, the Federal Reserve raised their benchmark interest rates in an attempt to preempt any significant rise in inflation. Throughout this period, economic statistics continued to send mixed signals. On the one hand there was sustained tightness in the unemployment level; on the other there was continued relative moderation in the PPI and the CPI.

   For the most part, domestic large-cap entities remain squarely in the driver's seat when it comes to competition on the worldwide stage. Technology companies continue to accelerate innovation and change on the masses, with U.S.- based corporations dominating in most areas. Domestic financial organizations continue to consolidate both in the U.S. and internationally, believing that size equals strength. With the apparent acceptance of foreign ownership in Asian corporate entities, especially in Japan's weakened financial giants, we anticipate U.S. expansion into these heightened areas of opportunity.

   For the remainder of 1999 the Portfolio Manager believes that volatility will continue to be prevalent. Fears of Y2K have abated somewhat but there will continue to be doomsayers throughout the quarter sermonizing in the media about the coming cataclysmic collapse of a computer-aided society. Looking beyond to the first and second quarters of 2000, the Portfolio Manager remains predisposed towards large-capitalization, domestic equities such as those in the S&P100 Index. During the month of October, the U.S. domestic markets continued to perform relatively strongly, despite renewed fears of inflation and interest rate intervention by the Federal Reserve. As expected, Chairman Greenspan increased the Federal Funds rate an additional 25 basis points on October 5, and another 2.5 basis points on November 16, 1999 to bring the benchmark to the 5.50% level. The Fed has made it perfectly clear throughout this bull market that inflation would be its number one focus in attempting to prolong this economic upturn. Although current statistics appear mixed regarding the actual resurgence of sustained inflation, the Federal Reserve's proactive policy appears to be sound. With a rebounding worldwide economy expected in 2000, a slight moderation in the pace of growth domestically should be viewed positively. Sustainable growth in any sector will produce a more benevolent economic and investment environment than the widely divergent swings exhibited in recent cycles.

DIVIDEND ACHIEVERS PORTFOLIO

   The graph below compares the change in value of a $10,000 investment made in Dividend Achievers Portfolio Class A Shares with the S&P 500 Index. The graph reflects a deduction from the amount invested for the applicable sales charge. Class B Shares of the Dividend Achievers Portfolio began on July 27, 1998 and its results are not presented in the line graph.

                   Principal Preservation
     Date       Dividend Achievers Portfolio         S&P 500 Index
   10/31/89                $9,475                       $10,000
   11/30/89                $9,609                       $10,204
   12/31/89                $9,845                       $10,449
    1/31/90                $9,262                        $9,748
    2/28/90                $9,295                        $9,874
    3/31/90                $9,447                       $10,136
    4/30/90                $9,201                        $9,884
    5/31/90                $9,966                       $10,848
    6/30/90               $10,076                       $10,775
    7/31/90               $10,016                       $10,741
    8/31/90                $9,214                        $9,770
    9/30/90                $8,855                        $9,294
   10/31/90                $8,872                        $9,254
   11/30/90                $9,499                        $9,852
   12/31/90                $9,941                       $10,127
    1/31/91               $10,347                       $10,569
    2/28/91               $11,064                       $11,325
    3/31/91               $11,661                       $11,599
    4/30/91               $11,626                       $11,627
    5/31/91               $12,190                       $12,128
    6/30/91               $11,643                       $11,573
    7/31/91               $12,123                       $12,112
    8/31/91               $12,402                       $12,399
    9/30/91               $12,128                       $12,192
   10/31/91               $12,531                       $12,355
   11/30/91               $12,092                       $11,857
   12/31/91               $13,765                       $13,213
    1/31/92               $13,329                       $12,967
    2/29/92               $13,255                       $13,136
    3/31/92               $13,032                       $12,880
    4/30/92               $13,079                       $13,259
    5/31/92               $13,042                       $13,324
    6/30/92               $12,632                       $13,125
    7/31/92               $13,248                       $13,662
    8/31/92               $13,201                       $13,382
    9/30/92               $13,228                       $13,540
   10/30/92               $13,639                       $13,587
   11/30/92               $14,163                       $14,050
   12/31/92               $14,193                       $14,223
    1/31/93               $13,885                       $14,342
    2/28/93               $13,745                       $14,540
    3/31/93               $14,099                       $14,847
    4/30/93               $13,430                       $14,488
    5/31/93               $13,540                       $14,876
    6/30/93               $13,490                       $14,919
    7/31/93               $13,280                       $14,859
    8/31/93               $13,610                       $15,422
    9/30/93               $13,511                       $15,303
   10/30/93               $13,772                       $15,620
   11/30/93               $13,340                       $15,472
   12/31/93               $13,482                       $15,659
    1/31/94               $13,783                       $16,191
    2/28/94               $13,562                       $15,752
    3/31/94               $12,951                       $15,065
    4/30/94               $13,183                       $15,235
    5/31/94               $13,466                       $15,485
    6/30/94               $13,239                       $15,106
    7/31/94               $13,593                       $15,601
    8/31/94               $13,917                       $16,241
    9/30/94               $13,496                       $15,843
   10/31/94               $13,740                       $16,199
   11/30/94               $13,435                       $15,609
   12/31/94               $13,647                       $15,840
    1/31/95               $13,720                       $16,250
    2/28/95               $14,091                       $16,882
    3/31/95               $14,380                       $17,380
    4/30/95               $14,980                       $17,891
    5/31/95               $15,374                       $18,605
    6/30/95               $15,568                       $19,037
    7/31/95               $16,025                       $19,667
    8/31/95               $15,942                       $19,716
    9/30/95               $16,573                       $20,548
   10/31/95               $17,020                       $20,474
   11/30/95               $17,666                       $21,373
   12/31/95               $17,972                       $21,785
    1/31/96               $18,809                       $22,526
    2/29/96               $18,989                       $22,735
    3/31/96               $18,986                       $22,953
    4/30/96               $19,261                       $23,290
    5/31/96               $19,590                       $23,891
    6/30/96               $19,943                       $23,982
    7/31/96               $19,306                       $22,922
    8/31/96               $19,476                       $23,406
    9/30/96               $20,745                       $24,724
   10/31/96               $20,958                       $25,406
   11/30/96               $22,386                       $27,327
   12/31/96               $21,883                       $26,786
    1/31/97               $23,272                       $28,457
    2/28/97               $23,633                       $28,682
    3/31/97               $22,424                       $27,506
    4/30/97               $23,782                       $29,145
    5/31/97               $24,625                       $30,918
    6/30/97               $25,743                       $32,303
    7/31/97               $27,211                       $34,871
    8/31/97               $25,107                       $32,922
    9/30/97               $26,411                       $34,721
   10/31/97               $26,049                       $33,565
   11/30/97               $27,400                       $35,116
   12/31/97               $27,981                       $35,718
    1/31/98               $28,594                       $36,113
    2/28/98               $30,564                       $38,716
    3/31/98               $31,444                       $40,697
    4/30/98               $31,578                       $41,106
    5/31/98               $30,508                       $40,400
    6/30/98               $31,266                       $42,040
    7/31/98               $30,642                       $41,594
    8/31/98               $26,183                       $35,588
    9/30/98               $28,022                       $37,868
   10/31/98               $30,209                       $40,827
   11/30/98               $32,194                       $43,300
   12/31/98               $33,409                       $45,794
    1/31/99               $34,378                       $47,708
    2/28/99               $33,792                       $46,224
    3/31/99               $34,995                       $48,073
    4/30/99               $36,491                       $49,938
    5/31/99               $35,497                       $48,759
    6/30/99               $36,568                       $51,460
    7/31/99               $36,030                       $49,854
    8/31/99               $35,204                       $49,605
    9/30/99               $33,911                       $48,271
   10/31/99               $36,293                       $51,302

                          AVERAGE ANNUAL TOTAL RETURN
                                     1-YEAR         5-YEAR        10-YEAR
       Dividend Achievers:
         Class A Shares              13.83%         20.14%         13.74%
         Class B Shares              14.40%            N/A            N/A

Past performance is not predictive of future performance.

S&P 500 INDEX

   The S&P 500 Index is a broad based stock index representing, based upon market capitalization, the 500 largest companies in the United States. The Index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

DIVIDEND ACHIEVERS PORTFOLIO

   The net asset value total return of the Class A shares of the Dividend Achievers Portfolio for the ten month period ended October 31, 1999 was 8.63%, compared to the Standard & Poor's 500 Index total return of 12.03%.

   At September 30, the portfolio remained over-weighted in the Capital Goods, Consumer Staples and Healthcare sectors versus the S&P 500, and significantly under-weighted in Consumer Cyclicals and Technology. For the quarter, every sector in the S&P 500 Index except technology produced negative returns.

   On October 1, the new Portfolio Management team of Jay Ferrara and Leon Dodge began adjusting the portfolio to correlate more closely to the S&P 500 Index sector weightings. These moves resulted in a capital gains distribution of approximately $4.50 per share which were declared and distributed in November, 1999.

   In order to expand the growth rate of the portfolio the managers increased the number of holdings from 36 to 39. The combination of an increased number of holdings and the reduction in the concentration weightings of some specific positions appeared attractive. While the manager intends to have 70-80% of the portfolio in the strict definition of the Universe, the remaining investment in equities will focus on expanding both top and bottom-line growth prospects for the portfolio.

   Because technology has been driving the recent strong performance of the U.S. domestic large-cap equity markets the managers emphasized participation in this sector. Also, recent government intervention in the historical parameters of the financial sector appears to have presented some unique opportunities for many of the larger, established financial giants. Finally, the emerging revolution of the worldwide telecommunications markets, as well as the continued strength exhibited by the domestic consumer, provide additional areas of emphasis for the portfolio. Looking out into the new Millenium, rumblings regarding inflation, valuation and accelerating volatility appear to periodically spook investors into more defensive stances. Even so, the recovering worldwide economy with accompanying competition should provide ample opportunity for many companies to sustain relatively strong top and bottom-line growth. At the same time, productivity and efficiency enhancements accomplished through technological innovation should continue to dampen any large scale inflation pressures.

SELECT VALUE PORTFOLIO

   The graph below compares the change in value of a $10,000 investment in the Select Value Portfolio Class A Shares with the Russell 2000 Index. The graph reflects a deduction from the amount invested for the applicable sales charge. Class B Shares of the Select Value Portfolio began on July 27, 1998 and its results are not presented in the line graph.

                   Principal Preservation
     Date          Select Value Portfolio          Russell 2000 Index
    8/23/94*<F1>           $9,475                       $10,000
    8/31/94                $9,474                       $10,232
    9/30/94                $9,365                       $10,184
   10/31/94                $9,157                       $10,141
   11/30/94                $8,800                        $9,712
   12/31/94                $9,005                        $9,956
    1/31/95                $8,755                        $9,816
    2/28/95                $9,044                       $10,203
    3/31/95                $9,220                       $10,370
    4/30/95                $9,210                       $10,585
    5/31/95                $9,360                       $10,746
    6/30/95                $9,613                       $11,279
    7/31/95               $10,247                       $11,920
    8/31/95               $10,408                       $12,142
    9/30/95               $10,704                       $12,344
   10/31/95               $10,401                       $11,782
   11/30/95               $10,764                       $12,272
   12/31/95               $10,878                       $12,565
    1/31/96               $11,102                       $12,542
    2/29/96               $11,421                       $12,922
    3/31/96               $11,452                       $13,078
    4/30/96               $12,209                       $13,477
    5/31/96               $12,551                       $13,659
    6/30/96               $12,232                       $13,455
    7/31/96               $11,453                       $12,547
    8/31/96               $12,114                       $13,271
    9/30/96               $12,521                       $13,850
   10/31/96               $12,799                       $13,891
   11/30/96               $13,472                       $14,672
   12/31/96               $13,777                       $14,688
    1/31/97               $13,928                       $15,239
    2/28/97               $13,676                       $15,114
    3/31/97               $13,162                       $14,472
    4/30/97               $13,400                       $14,847
    5/31/97               $14,656                       $16,145
    6/30/97               $15,774                       $16,599
    7/31/97               $16,590                       $18,241
    8/31/97               $16,866                       $18,219
    9/30/97               $18,152                       $19,266
   10/31/97               $17,396                       $18,428
   11/30/97               $17,371                       $18,701
   12/31/97               $17,526                       $19,426
    1/31/98               $17,511                       $19,130
    2/28/98               $19,021                       $20,564
    3/31/98               $19,733                       $21,428
    4/30/98               $19,951                       $21,546
    5/31/98               $19,094                       $20,390
    6/30/98               $18,615                       $20,448
    7/31/98               $17,613                       $18,778
    8/31/98               $14,419                       $15,137
    9/30/98               $15,333                       $16,308
   10/31/98               $15,333                       $16,977
   11/30/98               $16,292                       $17,873
   12/31/98               $16,408                       $18,989
    1/31/99               $16,103                       $19,236
    2/28/99               $14,970                       $17,686
    3/31/99               $14,346                       $17,958
    4/30/99               $15,638                       $19,565
    5/31/99               $16,175                       $19,855
    6/30/99               $17,018                       $20,746
    7/31/99               $16,916                       $20,173
    8/31/99               $16,175                       $19,431
    9/30/99               $15,566                       $19,431
   10/31/99               $15,508                       $19,513

                          AVERAGE ANNUAL TOTAL RETURN
                                                                   SINCE
                                                                 INCEPTION
                                     1-YEAR         5-YEAR        8/23/94
       Select Value:
         Class A Shares              -4.17%          9.92%         8.82%
         Class B Shares              -4.43%            N/A           N/A

*<F1>  August 23, 1994 inception date.

Past performance is not predictive of future performance.

RUSSELL 2000 INDEX

   The Russell 2000 Index is a broad stock index made up of 2000 small market capitalization companies. The Index tracks the general stock market performance of 2000 small market capitalization companies. The Index results do not include any sales charges or any other fees you would incur if you attempted to replicate the Index.

SELECT VALUE PORTFOLIO

   The net asset value total return of the Class A shares of the Select Value Portfolio for the ten month period ended October 31, 1999 was -5.49%, compared to the Russell 2000 Index total return of 2.76%. The portfolio experienced a challenging operating environment during the third quarter as deteriorating investor confidence led to negative stock market returns. While small company stock returns were similar to large company stock returns, growth stocks significantly outperformed value stocks in the last four months. Specifically, the portfolio fell 8.5% in that time frame. The Russell 2000 Index, a small company benchmark, declined 5.95%. The performance difference stems mainly from our value-oriented investment approach.

   The stock market struggled in the third quarter with both the Russell 2000 Index and S&P 500 Index showing losses in excess of 6%. Market breadth was particularly poor with the vast majority of stocks posting declines. Market weakness in the third quarter can be largely attributed to the Federal Reserve Board raising interest rates. Also, many cyclical stocks that rallied in the June quarter failed to hold their gains when company fundamentals proved to be less robust than expected. In terms of investment styles, growth stock investing performed much better than value-oriented investing. Growth stock managers benefited from strong performance in the technology sector, one of only two sectors in the Russell 2000 Index to post a gain for the quarter. At the same time, value-oriented managers were hurt by the decline in cyclical and financial stocks sectors in which they tend to invest.

   Small company stocks with inexpensive valuation characteristics performed poorly during the third quarter. The market became increasingly focused on companies with rapid growth characteristics, with little regard for the prices being paid. The negative bias toward value-oriented stocks is the primary culprit behind the portfolio's recent weak results. The only sectors in the portfolio to show a positive return or a very modest decline were energy and technology. Rising oil prices helped energy stocks. Technology companies generally demonstrated strong growth as they began recovering from last year's Asian-led difficulties. Every other sector of the portfolio fell considerably. The reasons generally related to fears that higher interest rates would harm future profit growth. The sectors that were most severely affected this quarter were those tied to the economy, like materials and processing, autos and transportation and producer durables and those in the financial services sector. Consumer stocks also declined despite strong consumer spending trends and healthy profit reports.

   A number of stocks were affected by fears that future profit growth expectations might not be as strong as originally thought. These concerns typically related to company comments that the business environment was still healthy but not as robust as earlier in the year. This caused some stock prices to fall significantly more than logic would have anticipated. Typically, stocks that carry low valuations, like those owned by the portfolio, tend to hold up well on slight disappointments. However, recently this has not been true due to the intense focus by investors on rapid stock price momentum, rather than valuation levels.

   While large company stocks have enjoyed a period of healthy returns over the last several years, small company stocks, particularly those with a value-orientation, have been in a severe bear market. Virtually no disappointment seems to be tolerated by investors focused so intently on short-term gains. Despite a good economic outlook and most companies in the portfolio reporting record profit levels, returns have been disappointing.

   We continue to find exciting new investment opportunities by seeking out companies with attractive valuation levels and strong profit growth outlooks. Presently, the environment is fertile for finding such companies. Therefore, we continue to improve the portfolio by selling stocks when weak fundamentals develop and replacing them with companies demonstrating good growth trends. The portfolio is well diversified by industry, with healthy exposure to almost every major sector.

PSE TECH 100 INDEX PORTFOLIO

   The graph below compares the change in value of a $10,000 investment in the PSE Tech 100 Index Portfolio Class A Shares with the Pacific Stock Exchange Technology Stock Index. The graph reflects a deduction from the amount invested for the applicable sales charge. Class B Shares of the PSE Tech 100 Index Portfolio began on July 27, 1998 and its results are not presented in the line graph.

                   Principal Preservation        Pacific Stock Exchange
     Date       PSE Tech 100 Index Portfolio     Technology Stock Index
    6/10/96*<F2>           $9,475                       $10,000
    6/30/96                $8,976                        $9,506
    7/31/96                $8,303                        $8,775
    8/31/96                $8,825                        $9,315
    9/30/96                $9,626                       $10,157
   10/31/96                $9,483                       $10,005
   11/30/96               $10,755                       $11,362
   12/31/96               $10,492                       $11,095
    1/31/97               $11,584                       $12,267
    2/28/97               $11,096                       $11,750
    3/31/97               $10,476                       $11,096
    4/30/97               $10,828                       $11,477
    5/31/97               $12,136                       $12,866
    6/30/97               $12,208                       $12,956
    7/31/97               $14,075                       $14,956
    8/31/97               $14,056                       $14,937
    9/30/97               $14,529                       $15,444
   10/31/97               $12,993                       $13,858
   11/30/97               $13,032                       $13,897
   12/31/97               $12,522                       $13,361
    1/31/98               $13,038                       $13,908
    2/28/98               $14,625                       $15,615
    3/31/98               $14,877                       $15,923
    4/30/98               $15,453                       $16,544
    5/31/98               $14,230                       $15,236
    6/30/98               $14,877                       $15,936
    7/31/98               $14,837                       $15,896
    8/31/98               $12,056                       $12,917
    9/30/98               $13,745                       $14,745
   10/31/98               $15,292                       $16,418
   11/30/98               $16,981                       $18,241
   12/31/98               $19,282                       $20,727
    1/31/99               $22,093                       $23,766
    2/28/99               $19,825                       $21,328
    3/31/99               $21,320                       $22,962
    4/30/99               $22,062                       $23,775
    5/31/99               $22,668                       $24,469
    6/30/99               $25,657                       $27,714
    7/31/99               $25,490                       $27,548
    8/31/99               $26,775                       $28,967
    9/30/99               $26,796                       $29,008
   10/31/99               $28,353                       $30,717

                          AVERAGE ANNUAL TOTAL RETURN
                                                    SINCE
                                                  INCEPTION
                                     1-YEAR        6/10/96
               PSE Tech 100 Index:
                 Class A Shares      75.68%         35.98%
                 Class B Shares      79.10%            N/A

*<F2>  June 10, 1996 inception date.

Past performance is not predictive of future performance.

PACIFIC STOCK EXCHANGE TECHNOLOGY STOCK INDEX

   The Pacific Stock Exchange Technology Stock Index consists of 100 common stocks of companies in 15 different industries. The Index results do not include any sales charges or any other fees you would incur if you attempted to replicate the Index.

PSE TECH 100 INDEX PORTFOLIO

   The net asset value total return of the Class A shares of the PSE Tech 100 Portfolio for the ten month period ended October 31, 1999 was 47.05% compared to the PSE Technology index total return of 48.2%.

   The domestic technology sector continued to steam ahead during the last part of this year as investors searched for consistent growth companies in allocating their equity investments. In fact, technology was the only sector within the S&P500 that produced positive returns for the three months ended September 30.

   Unlike the double-digit returns witnessed during the first two quarters of 1999, the PSE Tech 100 moderated its positive performance, although it was still comfortably in the plus column. The fund returned 4.45% versus the 4.67% registered by the PSE Tech index.

   Specific sector performance in technology was more evenly distributed during the third quarter than during the powerful second quarter when all sub-sectors in the PSE produced positive returns. Led by Apple, Gateway and Sun Microsystems, microcomputers led the way in producing strong returns. On the other hand, Xerox continued to post disappointing earnings and led the office automation equipment group on the way down.

   Beyond the overall strength of the technology sector, investors continued to fret about interest rates, inflation and valuations. Volatility has increased and probably will continue to be a major ingredient in the equity markets' mix through the end of 1999. With overseas markets beginning to exert some economic strengthening, some commentators believe, the "goldilocks" domestic environment may be altering. Talk of disinflation appears to have ceased, while fears of Fed intervention through higher interest rates became reality twice during the quarter. Even so, large-cap technology companies continued to exhibit dominant products and innovations, revenues and profits. Investors appear willing to pay high prices for sustainable and reliable growth, and many of these types of companies reside in the technology sector.

   The Portfolio Manager believes the strong will get stronger into the new millenium. Large-cap technology companies with the financial infrastructure and strong management leadership will be able to develop in-house the next generation of innovative, technological products in-house, or will use their cash balances or valuable equity stock as currency to purchase what is needed. Unlike IBM in the late 1980's, today's technology leaders such as Bill Gates, Andy Grove, Scott McNealy and Larry Ellison remain hungry and combative in terms of succeeding in the future. Complacency will not be an issue with their companies.

   Volatility remained present throughout the year as investors fought an internal conflict between ever-higher valuations and accelerating earnings. Even so, strong growth of both top-line and bottom-line levels for large-cap technology companies bodes well for this portfolio. Although the domestic technology sector has witnessed impressive investment performance for the past two years, investors searching for long-term growth representation for their overall portfolios should remain committed to at least a sector-neutral allocation in large capitalization technology companies. Much like the agricultural and industrial revolutions of yore, the technological revolution presently occurring will redefine many of our daily routines that we presently take for granted.

MANAGED GROWTH PORTFOLIO

   The graph below compares the change in value of a $10,000 investment made in Managed Growth Portfolio Class A Shares with the S&P 400 Index. The graph reflects a deduction from the amount invested for the applicable sales charge. Class B Shares of the Managed Growth Portfolio began on January 1, 1999 and its results are not presented in the line graph.

     Date         Managed Growth Portfolio         S&P Mid Cap Index
     1/1/99                $9,475                       $10,000
    1/31/99                $9,365                        $9,610
    2/28/99                $8,815                        $9,107
    3/31/99                $8,853                        $9,362
    4/30/99                $9,175                       $10,100
    5/31/99                $9,166                       $10,144
    6/30/99                $9,583                       $10,687
    7/31/99                $9,299                       $10,460
    8/31/99                $9,109                       $10,101
    9/30/99                $9,090                        $9,790
   10/31/99                $9,526                       $10,289

                          AVERAGE ANNUAL TOTAL RETURN
                                                    SINCE
                                                  INCEPTION
                                                    1/1/99
                    Managed Growth:
                      Class A Shares                4.78%
                      Class B Shares                4.90%

Past performance is not predictive of future performance.

S&P 400 INDEX

   The S&P 400 Index is a broad based United States stock index representing
400 midsize companies, based upon market capitalization. The companies comprising the index have market capitalization between approximately $200,000,000 and $23,000,000,000. The 400 domestic stocks are chosen based upon market size, liquidity, and industry group representation. The Index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

MANAGED GROWTH PORTFOLIO

   The net asset value total return of the Class A shares of the Managed Growth Portfolio for the ten month period ended October 31, 1999 was 0.50% compared to the Standard & Poor's S&P 400 Index total return of 2.9%.

   During the final four months of this shortened year, the Managed Growth Portfolio outperformed its benchmark, continuing a trend of improving relative performance that began in May. The Managed Growth Portfolio had a return of -.59% compared to -3.27% for the S&P 400 MidCap Index.

   The economic expansion remains on a moderate growth track despite a 1% run up in interest rates and weak world growth. Two recent tightening moves by the Federal Reserve Board, coupled with an anticipated slowing in capital spending late in the year due to Y2K concerns, should serve to temper momentum over the remainder of 1999. The year, as a whole, will see a continuation of 3% real GNP growth. Reflecting initially weak post Y2K technology spending and first quarter inventory disaccumulation, 2000 will start slowly before accelerating through year end. Overall, look for 2-1/2%+ real Gross Domestic Product growth next year.

   Inflation remains benign despite rising energy prices and higher compensation patterns. Offsetting these negative trends are continued strong productivity in almost all sectors and worldwide excess capacity in many commodity sectors. 1999 should see inflation (CPI) in the 1-3/4-2% range with 2-2-1/2% next year as world economies strengthen. The important point to stress is that the U.S. economy is not poised to enter a new inflationary spiral. In fact, the next recession could well see outright deflation, especially considering the deflationary impact of the internet becoming even more important in setting price levels in a myriad of industries.

   Corporate profit growth remains robust although a Y2K based slowdown in technology spending by the fourth quarter and the excess inventory liquidation after year-end likely will slow profit momentum in the early months of the new year. Supporting our forecast is recent evidence of a weakening in consumer confidence and a slowing in the housing sector. With a stronger second half,we expect that 2000 profits will advance 8% after a robust 10%+ gain this year.

  The median price-earnings ratio for the S&P 400 mid-cap index is about 16x, and we believe the attractive growth/PE characteristics of this sector will lead to an extended period of superior relative performance beginning sometime before year end. As always, quality guidelines cannot be compromised in participating in this expected surge of performance.

   The secular bull market remains in force and should continue for the foreseeable future despite occasional sharp selloffs. Previous secular bull markets have ended primarily due to ill-advised government actions (Smoot Hawley Tariffs, monetary tightening, "Guns and Butter" economics, etc.) rather than high valuations. Despite our optimistic expectations for 2000, the advance will be much more tepid, providing investors low double digit returns on average - a far cry from the 25-30% returns achieved between 1995 and 1998.

   The majority of our under-performance, year to date, was concentrated in the months of February, March and April. Since that time, we have added several successful new holdings and sold or trimmed companies in which fundamentals deteriorated. Furthermore, we have deliberately over-weighted holdings in which the company fundamentals were strong, and kept smaller positions in stocks whose fundamentals were suspect, but not problematic enough to cause us to liquidate the position.

   During the third quarter, seven of our stock holdings appreciated over twenty percent; these holdings made up twenty-one percent of assets.
Conversely, fourteen of our stock holdings depreciated over twenty percent during the quarter, but these companies made up no more than twenty percent of our assets. In general, the narrowness of the market is troublesome and difficult for managers like us who focus on companies with consistently positive earning trends and reasonable price/growth relationships.

   Going forward, we believe the so-called "New Economy" is where the jobs are, where the profits are, and where investors are. New economy industries include computers, semiconductors, communication equipment and services such as outsourcing or software. New ideas for our portfolios are predominantly chosen from this broad economic sector. However, we will invest in "Old Economy" companies if we believe they are doing something unique.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

   The table below presents information for a share of capital stock of each of seven portfolios of Principal Preservation Portfolios, Inc. outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           TAX-EXEMPT PORTFOLIO
                                               ----------------------------------------------------------------------------
                                                 For the ten                     For the years ended December 31,
                                                 months ended           ---------------------------------------------------
                                               October 31, 1999          1998           1997           1996           1995
                                               ----------------         ------         ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.24              $ 9.52         $ 9.30         $ 9.39         $ 8.36
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                               .29                 .37            .41            .43            .45
   Net realized and unrealized gains
     (losses) on investments                         (1.01)                .03            .44           (.09)          1.03
                                                    ------              ------         ------         ------         ------
   TOTAL FROM INVESTMENT OPERATIONS                   (.72)                .40            .85            .34           1.48
                                                    ------              ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (.29)               (.37)          (.41)          (.43)          (.45)
   Distributions from net realized
     gains on investments                               --                (.31)          (.22)            --             --
                                                    ------              ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                                (.29)               (.68)          (.63)          (.43)          (.45)
                                                    ------              ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                      $ 8.23              $ 9.24         $ 9.52         $ 9.30         $ 9.39
                                                    ------              ------         ------         ------         ------
                                                    ------              ------         ------         ------         ------

TOTAL RETURN**<F4>                                  (7.8)%++<F6>          4.3%           9.4%           3.8%          18.1%

RATIOS/SUPPLEMENTAL  DATA:
Net assets, end of period
  (to nearest thousand)                            $42,954             $54,914        $60,252        $66,310        $56,443
Ratio of net expenses to average net assets          1.2%*<F3>            1.1%           1.1%           1.1%+<F5>      1.0%+<F5>
Ratio of net investment  income to
  average net assets                                 4.0%*<F3>            3.9%           4.4%           4.7%+<F5>      4.9%+<F5>
Portfolio turnover rate                             39.1%++<F6>         236.7%         209.2%         163.1%         105.9%

  *<F3>    Annualized.
 **<F4> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F5> Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995.
 ++<F6>    Not annualized.

                                                                           GOVERNMENT PORTFOLIO
                                               ----------------------------------------------------------------------------
                                                 For the ten                     For the years ended December 31,
                                                 months ended           ---------------------------------------------------
                                               October 31, 1999          1998           1997           1996           1995
                                               ----------------         ------         ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.55              $ 9.28         $ 9.20         $ 9.64         $ 8.84
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                               .47                 .55            .63            .64            .61
   Net realized and unrealized gains
     (losses) on investments                          (.63)                .27            .08           (.44)           .80
                                                    ------              ------         ------         ------         ------
   TOTAL FROM INVESTMENT  OPERATIONS                  (.16)                .82            .71            .20           1.41
                                                    ------              ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Dividends from net  investment income              (.47)               (.55)          (.63)          (.64)          (.61)
   Distributions from net realized
     gains  on investments                              --                  --             --             --             --
                                                    ------              ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                                (.47)               (.55)          (.63)          (.64)          (.61)
                                                    ------              ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                      $ 8.92              $ 9.55         $ 9.28         $ 9.20         $ 9.64
                                                    ------              ------         ------         ------         ------
                                                    ------              ------         ------         ------         ------

TOTAL RETURN**<F8>                                  (1.7)%++<F8>          9.1%           8.1%           2.3%          16.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $37,379             $40,088        $40,683        $44,920        $49,319
Ratio of net expenses to average net assets           1.2%*<F7>           1.2%           1.1%+<F9>      1.1%+<F9>      1.1%+<F9>
Ratio of net investment income to
  average net assets                                  6.2%*<F7>           5.9%           7.0%+<F9>      7.0%+<F9>      6.5%+<F9>
Portfolio turnover rate                              30.3%++<F10>        87.7%          78.6%          36.9%          68.2%

   *<F7>    Annualized.
  **<F8>    The Fund's sales charge is not reflected in total return as set forth in the table.
   +<F9>    Reflects a voluntary reimbursement of fund expenses of 0.04% in
            1997, 0.04% in 1996 and 0.02% in 1995.
 ++<F10>    Not annualized.

                                                                          S&P 100 PLUS PORTFOLIO
                                      ---------------------------------------------------------------------------------------------
                                                                  For the
                                                                period from
                                                               July 27, 1998
                                           For the ten         (commencement                 For the years ended December 31,
                                          months ended       of operations) to        ---------------------------------------------
                                        October 31, 1999    December 31, 1998           1998         1997         1996        1995
                                      --------------------- -----------------          ------       ------       ------      ------
                                      Class B       Class A      Class B              Class A
                                      Shares        Shares        Shares               Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $34.91        $34.90        $33.13              $27.04       $22.08       $19.53      $14.95
INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)        (.13)          .10           .01                 .20          .26          .29         .25
     Net realized and unrealized
       gains on investments              6.57          6.57          2.43                8.51         5.63         4.07        5.21
                                       ------        ------        ------              ------       ------       ------      ------
     TOTAL FROM INVESTMENT
       OPERATIONS                        6.44          6.67          2.44                8.71         5.89         4.36        5.46
                                       ------        ------        ------              ------       ------       ------      ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income                   --          (.08)         (.01)               (.20)        (.26)        (.29)       (.25)
     Distributions from net realized
       gains on investments                --            --          (.59)               (.59)        (.65)       (1.52)       (.63)
     Distributions in excess  of
       net realized gains                  --            --          (.06)               (.06)        (.02)          --          --
                                       ------        ------        ------              ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   --          (.08)         (.66)               (.85)        (.93)       (1.81)       (.88)
                                       ------        ------        ------              ------       ------       ------      ------
NET ASSET VALUE,
  END OF PERIOD                        $41.35        $41.49        $34.91              $34.90       $27.04       $22.08      $19.53
                                       ------        ------        ------              ------       ------       ------      ------
                                       ------        ------        ------              ------       ------       ------      ------

TOTAL RETURN**<F12>                     18.4%++<F14>  19.1%++<F14>   7.4%++<F14>        32.3%        26.8%        22.4%       36.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)               $37,160      $214,358        $6,123            $160,190     $105,738      $77,517     $57,062
Ratio of net expenses to average
  net assets                             1.5%*<F11>    0.8%*<F11>    1.3%*+<F11><F13>    0.9%+<F13>   0.9%+<F13>   1.0%+<F13>  1.2%
Ratio of net investment
  income (loss) to average net assets  (0.4)%*<F11>    0.3%*<F11>     --*+<F11><F13>     0.6%+<F13>   1.0%+<F13>   1.4%+<F13>  1.4%
Portfolio turnover rate                  4.9%++<F14>   4.9%++<F14>  10.2%++<F14>        10.2%        17.0%         8.0%        3.5%

  *<F11>    Annualized.
 **<F12>    The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F13>    Reflects a voluntary reimbursement of fund expenses of 0.03% in
            Class B Shares and 0.07% in Class A Shares in 1998, 0.11% in 1997
            and 0.01% in 1996.
 ++<F14>    Not annualized.


                                                                       DIVIDEND ACHIEVERS PORTFOLIO
                                      ---------------------------------------------------------------------------------------------
                                                                  For the
                                                                period from
                                                               July 27, 1998
                                           For the ten         (commencement                 For the years ended December 31,
                                          months ended       of operations) to        ---------------------------------------------
                                        October 31, 1999     December 31, 1998          1998         1997         1996        1995
                                      ---------------------  -----------------         ------       ------       ------      ------
                                      Class B       Class A      Class B              Class A
                                      Shares        Shares        Shares               Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $27.86        $27.92        $28.48              $25.13       $20.01       $16.97      $13.24
INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)        (.16)          .02           .01                 .07          .13          .14         .18
     Net realized and unrealized
       gains on investments              2.42          2.39          1.39                4.80         5.43         3.54        3.99
                                       ------        ------        ------              ------       ------       ------      ------
     TOTAL FROM INVESTMENT
       OPERATIONS                        2.26          2.41          1.40                4.87         5.56         3.68        4.17
                                       ------        ------        ------              ------       ------       ------      ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income                   --          (.01)         (.01)               (.07)        (.13)        (.14)       (.18)
     Distributions from net realized
       gains on investments                --            --         (2.01)              (2.01)        (.31)        (.50)       (.26)
                                       ------        ------        ------              ------       ------       ------      ------
     TOTAL DISTRIBUTIONS                   --          (.01)        (2.02)              (2.08)        (.44)        (.64)       (.44)
                                       ------        ------        ------              ------       ------       ------      ------
NET ASSET VALUE,
  END OF PERIOD                        $30.12        $30.32        $27.86              $27.92       $25.13       $20.01      $16.97
                                       ------        ------        ------              ------       ------       ------      ------
                                       ------        ------        ------              ------       ------       ------      ------

TOTAL RETURN**<F16>                      8.1%++<F18>   8.6%++<F18>   4.9%++<F18>        19.4%        27.9%        21.8%       31.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                $1,138       $45,071          $338             $44,219      $39,565      $30,504     $25,393
Ratio of net expenses to average
  net assets                             2.0%*+        1.3%*+        1.7%*+              1.3%+        1.2%+        1.2%+       1.3%+
                                      <F15><F17>    <F15><F17>    <F15><F17>            <F17>         <F17>       <F17>        <F17>
Ratio of net investment
  income (loss) to average net assets  (0.7)%*+        0.1%*+         --*+               0.2%+        0.6%+        0.8%+       1.2%+
                                      <F15><F17>    <F15><F17>    <F15><F17>            <F17>         <F17>       <F17>        <F17>

Portfolio turnover rate                 18.1%++<F18>  18.1%++<F18>  11.9%++<F18>        11.9%        11.9%        13.1%       28.2%

  *<F15>    Annualized.
 **<F16>    The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F17>    Reflects a voluntary reimbursement of fund expenses of 0.02% in
            Class B and Class A Shares in 1999, 0.06% in Class B Shares and
            0.02% in Class A Shares in 1998, 0.1% in 1997, 0.1% in 1996 and
            0.2% in 1995.
 ++<F18>    Not annualized.

                                                                          SELECT VALUE PORTFOLIO
                                      ---------------------------------------------------------------------------------------------
                                                                  For the
                                                                period from
                                                               July 27, 1998
                                           For the ten         (commencement                 For the years ended December 31,
                                          months ended       of operations) to        ---------------------------------------------
                                        October 31, 1999     December 31, 1998          1998         1997         1996        1995
                                      ---------------------  -----------------         ------       ------       ------      ------
                                      Class B       Class A      Class B              Class A
                                      Shares        Shares        Shares               Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $11.27       $11.30        $12.32              $12.07        $10.97       $10.21      $ 9.03
INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)        (.09)        (.03)           --                  --           .01          .04         .14
     Net realized and unrealized
       gains (losses) on
       investments                       (.58)        (.59)        (1.05)               (.77)         2.93         2.68        1.73
                                       ------       ------        ------              ------        ------       ------      ------
     TOTAL FROM INVESTMENT
       OPERATIONS                        (.67)        (.62)        (1.05)               (.77)         2.94         2.72        1.87
                                       ------       ------        ------              ------        ------       ------      ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income                   --           --            --                  --          (.01)        (.04)       (.14)
     Distributions from net realized
       gains on investments                --           --            --                  --         (1.83)       (1.92)       (.43)
     Distributions in excess of net
       realized gains on investments       --           --            --                  --            --           --        (.12)
     Book return of capital                --           --            --                  --            --           --          --
                                       ------       ------        ------              ------        ------       ------      ------
     TOTAL DISTRIBUTIONS                   --           --            --                  --         (1.84)       (1.96)       (.69)
                                       ------       ------        ------              ------        ------       ------      ------
NET ASSET VALUE,
  END OF PERIOD                        $10.60       $10.68        $11.27              $11.30        $12.07       $10.97      $10.21
                                       ------       ------        ------              ------        ------       ------      ------
                                       ------       ------        ------              ------        ------       ------      ------

TOTAL RETURN**<F20>                    (5.9)%++<F22>(5.5)%++<F22> (8.5)%++<F22>       (6.4)%         27.2%        26.7%       20.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                $1,234       $9,219        $1,012             $10,520        $8,497       $4,829      $3,445
Ratio of net expenses to
  average net assets                     2.0%*+       1.4%*+        1.7%*+              1.3%+         1.1%+        1.0%+       0.8%+
                                      <F19><F21>    <F19><F21>    <F19><F21>            <F21>         <F21>        <F21>       <F21>
Ratio of net investment
  income (loss) to average net assets  (1.0)%*+     (0.3)%*+         --*+                 --+         0.1%+        0.3%+       1.4%+
                                      <F19><F21>   <F19><F21>    <F19><F21>             <F21>         <F21>        <F21>       <F21>

Portfolio turnover rate                 91.2%++<F22> 91.2%++<F22> 110.0%++<F22>       110.0%         82.5%       122.2%      124.3%

  *<F19>    Annualized.
 **<F20>    The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F21>    Reflects a voluntary reimbursement of fund expenses of 0.6% in
            Class B Shares and 0.6% in Class A Shares in 1999, 0.5% in Class B
            Shares and 0.5% in Class A Shares in 1998, 1.0% in 1997, 1.4% in
            1996 and 2.5% in 1995.
 ++<F22>    Not annualized.

                                                                          PSE TECH 100 INDEX PORTFOLIO
                                              ------------------------------------------------------------------------------------
                                                                 For the period from                          For the period from
                                                                    July 27, 1998                                June 10, 1996
                                               For the ten          (commencement       For the years ended      (commencement
                                              months ended        of operations) to     -------------------    of operations) to
                                            October 31, 1999      December 31, 1998      1998        1997      December 31, 1996
                                         ----------------------   -----------------     ------      ------     -----------------
                                         Class B        Class A        Class B         Class A
                                          Shares         Shares         Shares          Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $18.39         $18.45         $14.94          $12.39      $10.76          $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)             (.22)          (.08)           .01             .01         .04             .03
   Net realized and unrealized gains
     on investments                         8.73           8.76           4.07            6.68        2.04            1.03
                                          ------         ------         ------          ------      ------          ------
   TOTAL FROM INVESTMENT OPERATIONS         8.51           8.68           4.08            6.69        2.08            1.06
                                          ------         ------         ------          ------      ------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       --             --           (.01)           (.01)       (.04)           (.03)
   Distributions from net realized gains
     on investments                           --             --           (.60)           (.60)       (.38)           (.24)
   Distributions in excess of
     net realized gains                       --             --           (.02)           (.02)       (.03)           (.03)
                                          ------         ------         ------          ------      ------          ------
   TOTAL DISTRIBUTIONS                        --             --           (.63)           (.63)       (.45)           (.30)
                                          ------         ------         ------          ------      ------          ------
NET ASSET VALUE, END OF PERIOD            $26.90         $27.13         $18.39          $18.45      $12.39          $10.76
                                          ------         ------         ------          ------      ------          ------
                                          ------         ------         ------          ------      ------          ------

TOTAL RETURN**<F24>                        46.3%++<F26>   47.0%++<F26>   27.2%++<F26>    54.0%       19.4%           10.7%++<F26>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                  $60,038       $169,247         $6,559         $72,724     $27,144          $6,004
Ratio of net expenses to
  average net assets                        1.4%*+         0.7%*+         1.2%*+          0.6%+       0.2%+            --*+
                                         <F23><F25>     <F23><F25>     <F23><F25>        <F25>        <F25>         <F23><F25>
Ratio of net investment income
  (loss) to average net assets            (1.1)%*+       (0.4)%*+          --*+             --+       0.3%+           0.7%*+
                                         <F23><F25>     <F23><F25>     <F23><F25>        <F25>        <F25>         <F23><F25>

Portfolio turnover rate                    33.0%++<F26>   33.0%++<F26>   25.4%++<F26>    25.4%       22.0%            3.0%++<F26>

  *<F23>    Annualized.
 **<F24>    The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F25>    Reflects a voluntary reimbursement of fund expenses of 0.13% in
            Class B Shares and 0.13% in Class A Shares in 1999, 0.3% in Class B
            Shares and 0.5% in Class A Shares in 1998, 1.1%  in 1997 and 3.3%
            in 1996.
 ++<F26>    Not annualized.

                                                                                        MANAGED GROWTH PORTFOLIO
                                                                                  -----------------------------------
                                                                                  For the period from January 1, 1999
                                                                                      (commencement of operations)
                                                                                          to October 31, 1999
                                                                                  -----------------------------------
                                                                                  Class B                     Class A
                                                                                   Shares                     Shares
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                                                              $10.00                     $10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                                    (.07)                      (.01)
     Net realized and unrealized gains on investments                                 .08                        .06
                                                                                   ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                                                 .01                        .05
                                                                                   ------                     ------
LESS DISTRIBUTIONS:
     Dividends from net investment income                                              --                         --
     Distributions from net realized gains on investments                              --                         --
     Distributions in excess of net realized gains                                     --                         --
                                                                                   ------                     ------
     TOTAL DISTRIBUTIONS                                                               --                         --
                                                                                   ------                     ------
NET ASSET VALUE, END OF PERIOD                                                     $10.01                     $10.05
                                                                                   ------                     ------
                                                                                   ------                     ------

TOTAL RETURN**<F28>                                                                  0.1%++<F30>                0.5%++<F30>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                    $1,701                     $5,913
Ratio of net expenses to average net assets                                          1.2%*+<F27><F29>           0.6%*+<F27><F29>
Ratio of net investment income (loss) to average net assets                        (0.8)%*+<F27><F29>         (0.1)%*+<F27><F29>
Portfolio turnover rate                                                             27.5%++<F30>               27.5%++<F30>

  *<F27>    Annualized.
 **<F28>    The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F29>    Reflects a voluntary reimbursement of fund expenses of 2.3% in
            Class B Shares and 2.3% in Class A Shares in 1999.
 ++<F30>    Not annualized.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                           BALANCE SHEETS
                                                          OCTOBER 31, 1999

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE          INDEX          GROWTH
                             -----------    -----------    ------------   -----------    -----------    ------------    ----------
ASSETS:
Investments:
   Cost basis
     of investments          $47,194,474    $37,645,380   $138,652,987    $24,877,623    $10,190,917    $174,667,143    $7,220,223
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
   Long-term investments
     in securities           $42,420,344    $36,657,888   $249,107,332    $43,561,473   $  9,657,692    $226,166,825    $7,498,642
   Short-term investments        133,000         12,000      1,587,000      2,661,000        744,000       2,855,000       236,000
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total investments
         (See Schedule of
         Investments)         42,553,344     36,669,888    250,694,332     46,222,473     10,401,692     229,021,825     7,734,642
Cash                                 906            362            196            238            211             109           975

Receivables:
   Capital shares sold                --             12        857,963          4,629         28,991       2,244,469         4,442
   Dividends and interest        720,395        871,397        206,132         35,970          6,199          13,889         1,001
   Investments sold                   --             --        901,038        413,746         91,141              --            --
   Due from affiliates                --             --          2,000             --             --              --            --
   Margin variation                   --             --         39,150             --             --         168,000            --
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total receivables         720,395        871,409      2,006,283        454,345        126,331       2,426,358         5,443
Other assets                       1,882          1,485          8,330          1,702            408          11,811            13
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total assets          $43,276,527    $37,543,144   $252,709,141    $46,678,758    $10,528,642    $231,460,103    $7,741,073
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------

LIABILITIES:
Payables:
   Capital shares
     redeemed                $   200,118    $    27,596    $    37,455    $    11,851    $    15,331     $    52,614    $       --
   Distributions to
     shareholders                 58,522         81,451             --             --             --              --            --
   Management fees                21,655         18,522         76,445         27,427          6,465          60,425         4,221
   Other accrued expenses         41,668         36,867        117,185         48,038         12,970          62,545         5,472
   Investments purchased              --             --        960,352        382,077         40,703       1,999,237       116,515
   Other liabilities                 695             --             --             --             --              --            --
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total liabilities         322,658        164,436      1,191,437        469,393         75,469       2,174,821       126,208
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------

NET ASSETS:
Capital stock                 48,518,243     41,462,462    136,422,580     18,134,189     10,862,914     157,444,867     7,363,219
Undistributed net
  investment income (loss)        12,688         16,880         42,128          9,692             --              --            --
Undistributed net realized
  gains (losses) on
  investments                   (935,932)    (3,125,142)     3,011,651      6,720,634       (620,516)     17,485,733      (262,773)
Net unrealized appreciation
  (depreciation) on
  investments                 (4,641,130)      (975,492)   112,041,345     21,344,850        210,775      54,354,682       514,419
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total net assets       42,953,869     37,378,708    251,517,704     46,209,365     10,453,173     229,285,282     7,614,865
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total liabilities and
         net assets          $43,276,527    $37,543,144   $252,709,141    $46,678,758    $10,528,642    $231,460,103    $7,741,073
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------

NET ASSET VALUE AND
  REDEMPTION PRICE
  PER SHARE                  $      8.23    $      8.92
                             -----------    -----------
                             -----------    -----------

MAXIMUM OFFERING
  PRICE PER SHARE            $      8.53    $      9.24
                             -----------    -----------
                             -----------    -----------

NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE
  PER SHARE
Class A:
   Net asset value                                        $214,357,645    $45,070,879    $ 9,219,620    $169,247,277    $5,913,492
   Shares outstanding                                        5,166,251      1,486,317        863,450       6,238,435       588,424
   Redemption price per share                             $      41.49    $     30.32    $     10.68    $      27.13    $    10.05
                                                          ------------    -----------    -----------    ------------    ----------
                                                          ------------    -----------    -----------    ------------    ----------
   Maximum offering price per share                       $      43.79    $     32.00    $     11.27    $      28.63    $    10.61
                                                          ------------    -----------    -----------    ------------    ----------
                                                          ------------    -----------    -----------    ------------    ----------
Class B:
   Net asset value                                        $ 37,160,059    $ 1,138,486    $ 1,233,553    $ 60,038,005    $1,701,373
   Shares outstanding                                          898,673         37,793        116,369       2,232,063       169,934
   Offering and redemption price per share                $      41.35    $     30.12    $     10.60    $      26.90    $    10.01
                                                          ------------    -----------    -----------    ------------    ----------
                                                          ------------    -----------    -----------    ------------    ----------

  The accompanying notes to financial statements are an integral part of these statements.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                      STATEMENTS OF OPERATIONS
                                             FOR THE TEN MONTHS ENDED OCTOBER 31, 1999

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE          INDEX       GROWTH*<F31>
                             -----------    -----------    ------------   -----------    -----------    ------------   ------------
INVESTMENT INCOME:
Dividends                    $        --    $        --    $ 1,926,897    $   456,989    $    61,485    $    235,901    $   15,155
Interest                       2,149,938      2,370,118         71,715         74,474         35,897          92,236         5,175
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total investment
         income                2,149,938      2,370,118      1,998,612        531,463         97,382         328,137        20,330
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
EXPENSES:
Investment advisory fees         249,494        193,345        691,480        283,524         68,688         433,025        32,184
Custodian fees                    13,122          9,153         40,972          8,525          4,980          56,297         4,864
Transfer agent fees               34,879         34,855         92,249         29,552         15,845          91,791         3,648
Broker service fees              108,676         83,736        525,639        100,086         28,248         411,426        14,205
Distribution Fees - Class B           --             --         41,883          1,365          2,313          58,986         1,762
Professional fees                 34,518         26,781         80,931         46,870         25,427          59,135        31,216
Registration                      13,381         10,090         38,613         18,997         20,501          39,793        32,880
Communication                     17,287          9,858         43,349         10,236          5,954          32,258        10,740
Director fees                      4,162          3,041         14,675          4,408          2,329           9,467         1,520
Pricing of investments             4,629          2,342          6,965          4,272          4,398           5,430         3,952
Deferred organization
  expense                             --             --             --             --          1,751           2,815            --
Other expense                      9,091          1,498          8,152          3,277          1,800           5,504         1,532
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Total expenses            489,239        374,699      1,584,908        511,112        182,234       1,205,927       138,503
Less expenses absorbed
  by advisor                          --             --        (10,732)        (3,994)       (52,577)       (184,234)     (106,790)
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Net expenses              489,239        374,699      1,574,176        507,118        129,657       1,021,693        31,713
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
NET INVESTMENT
  INCOME (LOSS)                1,660,699      1,995,419        424,436         24,345        (32,275)       (693,556)      (11,383)
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                (936,361)      (999,954)     3,363,466      6,720,588       (186,769)     18,387,897      (262,773)

NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON
  INVESTMENTS                 (4,675,154)    (1,722,840)    31,625,617     (3,033,691)      (456,173)     35,036,837       514,419
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
       Net gains (losses)
         on investments       (5,611,515)    (2,722,794)    34,989,083      3,686,897       (642,942)     53,424,734       251,646
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS            $(3,950,816)   $  (727,375)  $ 35,413,519    $ 3,711,242    $  (675,217)   $ 52,731,178    $  240,263
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------
                             -----------    -----------   ------------    -----------    -----------    ------------    ----------

*<F31> The Managed Growth Portfolio is from January 1, 1999, the commencement of its operations, through October 31, 1999.

  The accompanying notes to financial statements are an integral part of these statements.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                             FOR THE TEN MONTHS ENDED OCTOBER 31, 1999

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE          INDEX       GROWTH*<F32>
                             -----------    -----------    ------------   -----------    -----------    ------------   ------------
OPERATIONS:
Net investment
  income (loss)              $ 1,660,699    $ 1,995,419   $    424,436    $    24,345    $   (32,275)  $   (693,556)   $  (11,383)
Net realized gains (losses)
  on investments                (936,361)      (999,954)     3,363,466      6,720,588       (186,769)    18,387,897      (262,773)
Change in unrealized
  appreciation (depreciation)
  on investments
  for the year                (4,675,154)    (1,722,840)    31,625,617     (3,033,691)      (456,173)    35,036,837       514,419
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
    Net increase (decrease)
      in net assets resulting
      from operations         (3,950,816)      (727,375)    35,413,519      3,711,242       (675,217)    52,731,178       240,263
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income         (1,655,072)    (1,980,343)      (388,855)       (15,045)            --             --            --
Net realized gains
  on investments                  (4,647)            --             --             --             --             --            --
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
    Total distributions       (1,659,719)    (1,980,343)      (388,855)       (15,045)            --             --            --
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from
  shares issued                  734,230      2,679,791     63,805,712      3,200,433      2,667,230    118,207,229     7,517,403
Net asset value of shares
  issued in distributions      1,058,496      1,249,962        355,785         14,155             --            931            --
Cost of shares redeemed       (8,142,535)    (3,931,011)   (13,981,568)    (5,258,236)    (3,070,703)   (14,377,969)     (142,801)
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
    Net increase (decrease)
      in net assets from
      capital share
      transactions            (6,349,809)        (1,258)    50,179,929     (2,043,648)      (403,473)   103,830,191     7,374,602
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
    Total increase
      (decrease)             (11,960,344)    (2,708,976)    85,204,593      1,652,549     (1,078,690)   156,561,369     7,614,865

NET ASSETS:
Balance at beginning
  of period                   54,914,213     40,087,684    166,313,111     44,556,816     11,531,863     72,723,913            --
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
Balance at end of period     $42,953,869    $37,378,708   $251,517,704    $46,209,365    $10,453,173   $229,285,282    $7,614,865
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------

*<F32> The Managed Growth Portfolio is from January 1, 1999, the commencement of its operations, through October 31, 1999.

  The accompanying notes to financial statements are an integral part of these statements.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                                                STATEMENTS OF CHANGES IN NET ASSETS
                                                FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE          INDEX
                             -----------    -----------    ------------   -----------    -----------    ------------
OPERATIONS:
Net investment income (loss) $ 2,288,238    $ 2,340,336   $    828,385    $    98,997    $    (8,542)   $   (14,391)
Net realized gains (losses)
  on investments               1,767,224        514,545      2,791,207      3,014,952       (434,802)     2,256,382
Change in unrealized
  appreciation (depreciation)
  on investments for
  the year                    (1,583,100)       622,997     33,392,322      4,410,903       (251,854)    19,319,500
                             -----------    -----------   ------------    -----------    -----------   ------------
    Net increase (decrease)
      in net assets resulting
      from operations          2,472,362      3,477,877     37,011,914      7,524,852       (695,198)    21,561,491
                             -----------    -----------   ------------    -----------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income         (2,290,497)    (2,345,276)      (827,779)       (99,223)            --        (29,881)
Distributions in excess of
  Net realized gains on
  investments                         --             --       (281,681)            --             --        (89,874)
Net realized gains on
  investments                 (1,766,795)            --     (2,791,208)    (3,014,906)            --     (2,256,382)
                             -----------    -----------   ------------    -----------    -----------   ------------
    Total distributions       (4,057,292)    (2,345,276)    (3,900,668)    (3,114,129)            --     (2,376,137)
                             -----------    -----------   ------------    -----------    -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued    1,817,590      1,780,198     35,767,268      3,386,784      6,252,009     31,213,981
Net asset value of shares
  issued in distributions      2,719,842      1,499,635      3,606,285      2,836,202          1,490      2,051,744
Cost of shares redeemed       (8,289,995)    (5,007,964)   (11,909,578)    (5,641,880)    (2,523,817)    (6,871,469)
                             -----------    -----------   ------------    -----------    -----------   ------------
    Net increase (decrease)
      in net assets from
      capital share
      transactions            (3,752,563)    (1,728,131)    27,463,975        581,106      3,729,682     26,394,256
                             -----------    -----------   ------------    -----------    -----------   ------------
    Total increase
      (decrease)              (5,337,493)      (595,529)    60,575,221      4,991,829      3,034,484     45,579,610

NET ASSETS:
Balance at beginning
  of period                   60,251,706     40,683,213    105,737,890     39,564,987      8,497,379     27,144,303
                             -----------    -----------   ------------    -----------    -----------   ------------
Balance at end of period     $54,914,213    $40,087,684   $166,313,111    $44,556,816    $11,531,863    $72,723,913
                             -----------    -----------   ------------    -----------    -----------   ------------
                             -----------    -----------   ------------    -----------    -----------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES _

     Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio, Cash Reserve Portfolio and the Managed Growth Portfolio. The Managed Growth Portfolio commenced operations on January 1, 1999. This report contains the information of all portfolios, except for the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio which information is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

     In 1999 the Board of Directors elected to change the fiscal year end of all of the Portfolios except for the Cash Reserve and Wisconsin Tax-Exempt Portfolios to October 31. The S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Managed Growth Portfolio each offer two classes of shares - Class A Shares and Class B Shares. Both classes represent interests in the same portfolio of investments of each Portfolio and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of the Fund.

     (a)  Long-Term Securities and Short-Term Investments

          The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the Tax-Exempt portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

          Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

          Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

          Short-term investments are valued at amortized cost, which approximates market value.

          Through the year, investment transactions are recorded on the next date after trade date. However, the fiscal year-end financial statements are adjusted to reflect trade date, which adjustment does not materially impact the Fund's financial results.

          Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The Fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

     (b)  Option Transactions

          For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. A Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     (c)  Futures Contracts

          The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

          Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended October 31, 1999, were comprised of the following:

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                               TAX-EXEMPT     GOVERNMENT       PLUS        ACHIEVERS        VALUE          INDEX          GROWTH
                              -----------    -----------   ------------   -----------    -----------    ------------     --------
   Net realized gains (losses)
     on investments            $(936,361)     $(999,954)    $2,956,662     $6,720,588      $(186,769)   $17,221,297     $(262,773)
   Net realized gains
     on options and futures           --             --        406,804             --             --      1,166,600            --
                               ---------      ---------     ----------     ----------      ---------    -----------     ---------
   Total net realized gains
     (losses) on investments   $(936,361)     $(999,954)    $3,363,466     $6,720,588      $(186,769)   $18,387,897     $(262,773)
                               ---------      ---------     ----------     ----------      ---------    -----------     ---------
                               ---------      ---------     ----------     ----------      ---------    -----------     ---------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 1999, the Government Portfolio has capital loss carry forwards of $1,963,517, $151,408 and $1,001,047 expiring in 2002, 2005 and 2007 respectively. As of October 31, 1999, the Tax-Exempt Portfolio has capital loss carry forwards of $935,932 expiring in 2007. As of October 31, 1999, the Select Value Portfolio has capital loss carry forwards of $413,487 and $182,281 expiring in 2006 and 2007, respectively. As of October 31, 1999, the Managed Growth Portfolio has capital loss carry forwards of $262,773 expiring in 2007. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carry forwards are exhausted.

          Distributions in excess of net realized gains on investments in the PSE Tech 100 Index Portfolio of $89,874 for the year ended December 31, 1998, are the result of losses on wash sales which are currently recognized for book purposes but are deferred for tax purposes and the reversal of Section 1256 mark to market losses utilized in 1998. This distribution does not represent a tax return of capital.
          Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $281,681 for the year ended December 31, 1998 are as a result of current year Section 1256 market to market gains and the reversal of Section 1256 mark to market losses utilized in 1998. This distribution does not represent a tax return of capital.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 1999, reclassifications were recorded to increase (decrease) undistributed net investment income by $7,061, ($2,525), ($2,905), $32,275, $693,556 and $11,383 in the Tax-Exempt, Government, S&P 100 Plus, Select Value, PSE Tech 100 and Managed Growth Portfolios; increase (decrease) capital stock by $775, $6,969, ($12,312), ($32,275) $31,270 and
          ($11,383) in the Tax-Exempt, Government, S&P 100 Plus, Select Value, PSE Tech 100 Index and Managed Growth Portfolios; increase (decrease) undistributed net realized gains by ($7,836), ($4,444), $15,217, ($724,826) in the Tax-Exempt, Government, S&P 100 Plus and PSE Tech 100 Index Portfolios. There were no reclassifications in the Dividend Achievers Portfolio.

          The portfolios designate approximately the following long term capital gains for purposes of the dividend paid deduction:

          S&P 100 Plus Portfolio             $2,300,000
          Dividend Achievers Portfolio       $6,721,000
          PSE Tech 100 Portfolio             $7,648,000

          These gains were declared and distributed on November 19, 1999.

     (f)  Expenses

          Fund expenses associated with a specific Portfolio are charged to that Portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each Portfolio to the combined net assets of the Fund.

     (g)  Distributions to Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (h)  Deferred Organization Costs

          Costs incurred with the organization, initial registration and public offering of shares aggregating $13,627 for the Select Value Portfolio and $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period. All initial start up costs for the Managed Growth Portfolio were borne by the Advisor.

     (i)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES _

     On May 1, 1999, the separate investment advisory functions of B.C. Ziegler and Company ("BCZ") and Ziegler Asset Management, Inc. ("ZAMI") were consolidated in BCZ, and BCZ became investment advisor for all of the portfolios covered in this report pursuant to an Investment Advisory Agreement of that date. BCZ and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc. Certain officers and directors of the Fund are affiliated with BCZ. Under the Agreement, the Tax-Exempt and Government Portfolios pay BCZ a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

     Pursuant to the Agreement, the S&P 100 Plus Portfolio pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of assets over
     $500,000,000.

     Pursuant to the Agreement, the Dividend Achievers Portfolio pays BCZ a monthly fee based upon the Dividend Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

     Under its Agreement, the PSETech 100 Index Portfolio pays BCZ a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     Pursuant to the Agreement, BCZ has retained Skyline Asset Management, Inc. ("Skyline") to manage the Select Value Portfolio. Under the Agreement, the Select Value Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000. BCZ pays Skyline 50% of the fee paid by the Select Value Portfolio.

     Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Portfolio. Under the Agreement, the Managed Growth Portfolio pays BCZ a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Portfolio.

     The Advisor voluntarily reimbursed the S&P 100 Plus Portfolio $10,732, the Dividend Achievers Portfolio $3,994, the Select Value Portfolio $52,577, the PSE Tech 100 Index Portfolio $184,234 and the Managed Growth Portfolio $106,790 in 1999. The Advisor is not obligated to continue the voluntary reimbursement in the future.

     BCZ has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services. Until November 8, 1999, BCZ provided transfer agent services to the portfolios pursuant to a Transfer and Dividend Disbursing Agency Agreement with the Fund. In addition, each Portfolio pays BCZ commissions on sales of Portfolio shares. The transfer agent fees, commissions and accounting and pricing fees paid to BCZ for the period ended October 31, 1999, were as follows for each Portfolio:

                                             COMMISSIONS  ACCOUNTING
                                   TRANSFER  ON PORTFOLIO AND PRICING  12B-1
                                  AGENT FEES    SHARES       FEES       FEES
                                  ---------- ------------ ----------- --------
     Tax-Exempt Portfolio          $ 29,081   $   10,493   $ 21,166   $ 63,449
     Government Portfolio            28,103       32,631     18,093     54,977
     S&P100 Plus Portfolio           93,565      870,283     50,125    246,829
     Dividend Achievers Portfolio    24,685       42,218     19,662     72,463
     Select Value Portfolio          15,699       44,091     15,833     11,974
     PSE Tech 100 Index Portfolio    92,693    1,098,728     37,084     83,583
     Managed Growth Portfolio         3,131       97,275     14,250      2,905
                                   --------   ----------   --------   --------
                            TOTAL  $286,957   $2,195,719   $176,213   $536,180
                                   --------   ----------   --------   --------
                                   --------   ----------   --------   --------

     During the period ended October 31 1999, an affiliate of BCZ received $11,212, $10,789, $8,922 and $4,345 representing commissions from the purchases and sales of investments of the S&P 100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Portfolio and Managed Growth Portfolio, respectively.

3.   INVESTMENT TRANSACTIONS _

     Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 1999 aggregated:

                                            PURCHASES      PROCEEDS FROM SALES
                                            ---------      -------------------
     Tax-Exempt Portfolio                  $19,427,705         $25,822,349
     Government Portfolio                   11,565,379          11,460,802
     S&P 100 Plus Portfolio                 73,084,242          20,892,141
     Dividend Achievers Portfolio           11,732,259          14,596,575
     Select Value Portfolio                  9,383,369           9,992,588
     PSE Tech 100 Index Portfolio          174,865,734          72,150,568
     Managed Growth Portfolio                8,470,827           1,224,101

     Net tax basis unrealized appreciation (depreciation) on investments as of October 31, 1999, included:

                                                             S&P 100        DIVIDEND        SELECT     PSE TECH 100     MANAGED
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE         INDEX          GROWTH
                             -----------    -----------    ------------   -----------    -----------   ------------     --------
     Gross unrealized
       appreciation          $        --    $        --   $113,274,221    $21,790,296    $ 1,123,340   $ 65,177,487    $1,044,775
     Gross unrealized
       (depreciation)         (4,641,130)      (984,662)    (1,237,881)      (445,446)      (938,357)   (10,925,488)     (537,066)
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
     Net unrealized
       appreciation
       (depreciation)        $(4,641,130)    $ (984,662)  $112,041,340    $21,344,850    $   184,983   $ 54,251,999    $  507,709
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
     Tax basis cost of
        investments          $47,194,474    $37,654,550   $138,652,992    $24,877,623    $10,216,709   $174,769,826    $7,226,933
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------
                             -----------    -----------   ------------    -----------    -----------   ------------    ----------

4.   LINE OF CREDIT _

     The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by BCZ. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS _

     (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio, and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

     (b) Capital share activity during the year ended December 31, 1998 and ten months ended October 31, 1999, were as follows:

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                              TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        VALUE          INDEX          GROWTH
                             -----------    -----------    ------------   -----------    -----------    ------------     --------
     CLASS A SHARES
     --------------
     SHARES OUTSTANDING
       AT DECEMBER 31, 1997    6,330,386      4,382,997      3,910,233      1,574,239        704,173      2,190,175            --
       Shares issued             190,850        187,980        955,644        111,801        448,577      1,719,208            --
       Shares issued in
         distributions           290,135        159,302        102,379        100,863            124        100,656            --
       Shares redeemed          (870,402)      (534,125)      (378,892)      (203,074)      (221,718)      (423,487)           --
                               ---------      ---------      ---------      ---------        -------      ---------       -------
     SHARES OUTSTANDING
       At December 31, 1998    5,940,969      4,196,154      4,589,364      1,583,829        931,156     3,586,552             --
       Shares issued              80,908        289,467        906,985         79,241        194,286      3,125,619       599,783
       Shares issued in
         distributions           119,300        136,833          9,222            473             --             41            --
       Shares redeemed          (919,228)      (430,122)      (339,320)      (177,226)      (261,992)      (473,777)      (11,359)
                               ---------      ---------      ---------      ---------        -------      ---------       -------
     SHARES OUTSTANDING
       At OCTOBER 31, 1999     5,221,949      4,192,332      5,166,251      1,486,317        863,450      6,238,435       588,424
                               ---------      ---------      ---------      ---------        -------      ---------       -------
                               ---------      ---------      ---------      ---------        -------      ---------       -------

                                                             S&P 100        DIVIDEND        SELECT      PSE TECH 100     MANAGED
                                                               PLUS        ACHIEVERS        VALUE          INDEX          GROWTH
                                                           ------------   -----------    -----------    ------------     --------
     CLASS B SHARES
     --------------
     SHARES OUTSTANDING
       AT July 27, 1998 (commencement of operations)                --             --             --             --            --
       Shares issued                                           174,934         11,323         90,380        387,176            --
       Shares issued in distributions                            3,157            822             --         11,012            --
       Shares redeemed                                          (2,698)            --           (558)       (41,545)           --
                                                              --------         ------        -------      ---------       -------

     SHARES OUTSTANDING
       AT DECEMBER31, 1998                                     175,393         12,145         89,822        356,643            --
       Shares issued                                           744,928         28,472         53,591      2,017,439       173,279
       Shares issued in distributions                               --             --             --              9            --
       Shares redeemed                                         (21,648)        (2,824)       (27,044)      (142,028)       (3,345)
                                                              --------         ------        -------      ---------       -------

       SHARES OUTSTANDING
       AT OCTOBER 31, 1999                                     898,673         37,793        116,369      2,232,063       169,934
                                                              --------         ------        -------      ---------       -------
                                                              --------         ------        -------      ---------       -------

          * Amounts shown for the Class B Shares are from its commencement of operations.

     (c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio, the PSE Tech 100 Index Portfolio, and the Managed Growth Portfolio, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

6.   FUTURES CONTRACTS WRITTEN _

     An analysis of the futures contracts written for the ten months ended October 31, 1999, in the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:

                                                            AGGREGATE FACE
                                   NUMBER OF CONTRACTS    VALUE OF CONTRACTS
                                   -------------------    ------------------
     S&P 100 PLUS PORTFOLIO:
     Outstanding at December 31, 1998         7               $ 1,826,806
     Contracts opened                        23                 7,692,722
     Contracts closed                       (24)               (7,455,480)
                                           ----               -----------
     Outstanding at October 31, 1999          6               $ 2,064,048
                                           ----               -----------
                                           ----               -----------

                                                            AGGREGATE FACE
                                   NUMBER OF CONTRACTS    VALUE OF CONTRACTS
                                   -------------------    ------------------
     PSE TECH 100 INDEX PORTFOLIO:
     Outstanding at December 31, 1998        40               $ 1,675,695
     Contracts opened                       170                 9,758,359
     Contracts closed                      (150)               (7,427,075)
                                           ----               -----------
     Outstanding at October 31, 1999         60               $ 4,006,979
                                           ----               -----------
                                           ----               -----------

     The number of financial futures contracts and the gross unrealized appreciation, as of October 31, 1999, for each Portfolio were as follows:

                                                              UNREALIZED
                                   NUMBER OF CONTRACTS       APPRECIATION
                                   -------------------    ------------------
     S&P 100 PLUS PORTFOLIO:
     S&P 500 Index Futures Contract
       expiration date March 2000             6                   $26,052

     PSE Tech 100 Index Portfolio:
     PSE Technology 100 Index Futures
       Contract expiration
       date December 1999                    60                   $ 1,021

7.   DISTRIBUTIONS _

     The amount of dividends paid during the ten months ended October 31, 1999 qualifying for the dividend received deduction available to corporate shareholders were as follows:

          S&P 100 Plus Portfolio                  70%
          Dividend Acheivers Portfolio            86%

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

  PRINCIPAL                                                                                S&P          MOODY'S           MARKET
   AMOUNT                                   DESCRIPTION                                  RATING          RATING           VALUE

LONG-TERM TAX-EXEMPT SECURITIES -- 98.8%
ALABAMA -- 2.1%
 $1,000,000    The Board of Trustees of Alabama Agricultural and Mechanical                 AAA            Aaa         $   902,500
               University Revenue bonds, Series 1998, 5.00%, due 11-01-2016

ARIZONA -- 1.8%
  1,000,000    Scottsdale Preserve Authority Excise Tax Revenue Bonds, Series 1998,         AAA            Aaa             790,000
               4.50%, due 07-01-2024

COLORADO -- 2.1%
  1,000,000    City of Colorado Springs, Colorado, Revenue Bonds (The Colorado              AA-            Aa3             905,000
               College Project) Series 1999, 5.25%, due 06-01-2024

DISTRICT OF COLUMBIA -- 2.6%
  1,175,000    District of Columbia Water and Sewer Authority Public Utility Revenue        AAA            Aaa           1,108,906
               Bonds, 5.50%, due 10-01-2028

GEORGIA -- 2.0%
  1,000,000    The Atlanta Development Authority Revenue bonds, (Student                    AAA            Aaa             835,000
               Recreation Center Project at Georgia State University), Series 1998,
               4.750%, due 10-01-2018

ILLINOIS -- 11.0%
  1,000,000    Public Building Commission of Chicago Building Revenue Bonds,                AAA            Aaa           1,143,750
               Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
               due 01-01-2020

  1,000,000    State of Illinois Build Illinois Bonds (Sales Tax Revenue Bonds), Series     AAA            Aa2           1,055,000
               P, 6.50%, due 06-15-2022

  1,000,000    Community Unit School District #220 (Barrington) Lake, Cook, Kane            AAA            Aaa           1,037,500
               and McHenry Counties, Illinois, General Obligation School Bonds,
               Series 1998, 6.30%, due 12-01-2017

  1,600,000    Metropolitan Pier and Exposition Authority (Illinois) McCormick Place        AAA            Aaa           1,500,000
               Expansion Project Refunding Bonds, Series 1998A, 5.50%,
               due 12-15-2023

INDIANA -- 8.0%
  1,500,000    Indiana State Office Building Commission Capitol Complex Revenue             AAA            Aaa           1,756,875
               Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

  1,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D             AA             NR           1,663,125
               Bonds, 6.750%, due 02-01-2014

LOUISIANA -- 2.2%
  1,000,000    Public Improvement Sales Tax Bonds, Series ST-1999A, Parish of East          AAA            Aaa             942,500
               Baton Rouge, State of Louisiana, 5.50%, due 02-01-2019

MAINE -- 2.0%
  1,000,000    Maine Turnpike Authority Special Obligation Refunding Bonds,                 AAA            Aaa             875,000
               Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 2.1%
  1,000,000    City of Springfield, Massachusetts, General Obligation State Qualified       AAA            Aaa             890,000
               Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

MICHIGAN -- 10.9%
  2,250,000    Dexter Community Schools, Counties of Washtenaw and Livingston,              AAA            Aaa           2,039,063
               State of Michigan, 1998 School Building and Site Bonds, (Unlimited
               Tax General Obligation), 5.10%, due 05-01-2018

  1,000,000    Board of Control of Northern Michigan University, General Revenue            AAA            Aaa             888,750
               Bonds, Series 1997, 5.125%, due 12-01-2020

  1,000,000    Parchment School District County of Kalamazoo, State of Michigan,            AAA            Aaa             866,250
               1998 School Building and Site Bonds, (General Obligation - Unlimited
               Tax), 5.00%, due 05-01-2025

  1,000,000    Standish-Sterling Community Schools, State of Michigan, 1998 School          AAA            Aaa             900,000
               Building and Site Bonds, (General Obligation - Unlimited Tax), 5.10%,
               due 05-01-2018

MINNESOTA -- 2.0%
  1,000,000    Minnesota Public Facilities Authority Water Pollution Control Revenue        AAA            Aaa             850,000
               Bonds, Series 1998A, 4.750%, due 03-01-2019

MISSISSIPPI -- 4.5%
  1,000,000    Certificates of Participation (East Mississippi correctional Facility        AAA            Aaa             872,500
               Project), Series 1997, Payments under Lease/Purchase Agreement,
               5.0%, due 01-01-2018

  1,130,000    Mississippi State University Educational Building Corporation Revenue         NR            Aaa           1,059,375
               Bonds, Series 1998, 5.25%, due 08-01-2017

NEVADA -- 2.0%
  1,000,000    Clark County, Nevada, General Obligation, (Limited Tax), Las Vegas           AA-            Aa3             870,000
               Convention and Visitors Authority Refunding Bonds, Series 1998A,
               5.00%, due 07-01-2024

NEW JERSEY -- 2.3%
  1,000,000    New Jersey Economic Development Authority Transportation Project             AAA            Aaa             968,750
               Sublease Revenue Bonds (New Jersey Transit Corporation Light Rail
               Transit System Project), 1999 Series, 5.50%, due 05-01-2016

NEW MEXICO -- 2.1%
  1,000,000    Bernalillo County, New Mexico, Gross Receipts Tax Refunding                   AA            Aa3             905,000
               Revenue Bonds, Series 1998, 5.25%, due 04-01-2027

NEW YORK -- 2.3%
  1,000,000    County of Monroe, new York General Obligation Bonds Public                    AA            Aa2           1,006,250
               Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 2.4%
  1,000,000    Tulsa Industrial Authority Revenue and Refunding Bonds, (The                 AAA            Aaa           1,033,750
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 6.4%
  1,000,000    Delaware Valley Regional Finance Authority, (Bucks, Chester,                 AAA            Aaa             966,250
               Delaware and Montgomery Counties, Pennsylvania), Local Government
               Revenue Bonds, 1997 Series B, 5.70%, due 07-01-2027

  1,000,000    Nazareth Area School District, Northampton County, Pennsylvania,             AAA            Aaa             880,000
               General Obligation Bonds Improvement Series of 1998, 5.00%,
               due 08-15-2017

  1,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County,              AAA            Aaa             882,500
               (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 2.1%
  1,000,000    City of Spartanburg, South Carolina, Water System Refunding Revenue          AAA            Aaa             885,000
               Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 4.0%
  1,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,       AAA            Aaa             883,750
               Tennessee, Utilities Improvement Revenue Bonds, Series 1998, 5.05%,
               due 09-01-2020

  1,000,000    Knox County, Tennessee General Obligation Public Improvement                  AA            Aa2             850,000
               Bonds, Series 1998, 4.75%, due 04-10-2018

TEXAS -- 6.4%
  2,000,000    Austin Independent School District, (Travis County, Texas), Unlimited        AAA            Aaa           1,822,500
               Tax Refunding Bonds, Series 1998, 5.00%, due 08-01-2016

  1,000,000    Brownsville Independent School District (Cameron County, Texas),             AAA            Aaa             945,000
               Unlimited Tax School Building Bonds, Series 1999, 5.50%,
               due 08-15-2019

VIRGINIA -- 4.5%
  2,000,000    Chesapeake Bay Bridge and Tunnel District, General Resolution                AAA            Aaa           1,910,000
               Revenue Bonds, Refunding Series 1998, 5.50%, due 07-01-2025

WISCONSIN -- 8.8%
  1,200,000    Southeast Wisconsin Professional Baseball Park District Sales Tax            AAA            Aaa           1,143,000
               Revenue Refunding Bonds, Series 1998A, 5.50%, due 12-15-2020

  1,000,000    School District of Waupun, Dodge and Fond du Lac Counties,                    NR            Aaa             850,000
               Wisconsin, General Obligation Refunding Bonds, 4.75%,
               due 04-01-2018

  1,000,000    Wisconsin State Transportation Revenue Refunding Bonds, Series B,            AAA            Aaa             835,000
               4.75%, due 07-01-2019

  1,000,000    State of Wisconsin, Clean Water Revenue Bonds, 1999 Series 1, 5.50%,         AA+            Aa2             958,750
               due 06-01-2018

WYOMING -- 2.2%
  1,000,000    The Trustees of the University of Wyoming Facilities Improvement and         AAA            Aaa             943,750
               Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019
                                                                                                                       -----------

Total Municipal Bonds (Cost $47,061,474)                                                                                42,420,344

SHORT-TERM TAX-EXEMPT SECURITIES -- 0.3%

MONEY MARKET
 $  133,000    Firstar Tax-Exempt Money Market Fund                                                                        133,000
                                                                                                                       -----------
Total Investments                                                                                                      $42,553,344
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

 PRINCIPAL                                                                       INTEREST                                 MARKET
   AMOUNT                         DESCRIPTION                                      RATE              MATURITY             VALUE

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.1%

U.S. GOVERNMENT OBLIGATIONS -- 80.0%
 $  300,000     U.S. Treasury Note                                                  5.750%          11-30-2002        $   298,687
  5,875,000     U.S. Treasury Note                                                  7.875%          11-15-2004          6,328,474
  4,400,000     U.S. Treasury Bond                                                 10.750%          08-15-2005          5,362,500
  7,000,000     U.S. Treasury Note                                                  6.250%          02-15-2007          7,035,000
  3,000,000     U.S. Treasury Note                                                  9.125%          05-15-2009          3,336,561
  6,050,000     U.S. Treasury Bond                                                 10.375%          11-15-2012          7,534,138
                                                                                                                      -----------
Total U.S. Government Obligations                                                                                      29,895,360
                                                                                                                      -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS -- 18.1%
    338,541     Pool #407884                                                        7.000%          09-15-2025            332,387
    347,454     Pool #420853                                                        7.000%          01-15-2026            341,138
    514,777     Pool #422688                                                        7.000%          05-15-2026            505,420
    402,844     Pool #451586                                                        7.000%          08-15-2027            395,521
  1,756,249     Pool #456741                                                        7.000%          03-15-2028          1,724,324
    871,286     Pool #457779                                                        7.000%          07-15-2028            855,447
  1,728,032     Pool #G22617                                                        7.500%          07-20-2028          1,728,915
    895,658     Pool #433945                                                        7.000%          08-15-2028            879,376
                                                                                                                      -----------
Total Agency Obligations                                                                                                6,762,528
                                                                                                                      -----------
Total U.S. Government and Agency Obligations (Cost $37,633,380)                                                        36,657,888
                                                                                                                      -----------

SHORT-TERM INVESTMENTS -- 0.0%

MONEY MARKET
 $   12,000     Firstar Government Trust                                                                                   12,000
                                                                                                                      -----------
Total Short-Term Investments                                                                                               12,000
                                                                                                                      -----------
Total Investments                                                                                                     $36,669,888
                                                                                                                      -----------
                                                                                                                      -----------


                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             S&P 100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                     OR PAR VALUE

COMMON STOCKS -- 99.0%

BASIC INDUSTRIES -- 2.8%
       Alcoa Inc.                                       16,000    $    972,000
       Allegheny Teledyne Inc.                           7,592         115,304
*<F34> Bethlehem Steel Corporation                       5,600          38,850
       Boise Cascade Corporation                         1,566          55,789
       Champion International                            3,500         202,344
       Dow Chemical Company                              9,250       1,093,813
       Homestake Mining Company                         11,600          97,150
       International Paper Company                      17,600         926,200
       International Flavors &
         Fragrances Inc.                                 3,950         151,087
       Weyerhaeuser Company                              7,900         471,531
       DuPont (E.I.) de Nemours
         and Company                                    45,500       2,931,906
                                                                  ------------
                                                                     7,055,974
                                                                  ------------

COMMUNICATION SERVICES -- 4.5%
       AT&T Corp.                                      149,738       7,000,251
       Bell Atlantic Corporation                        68,582       4,453,544
                                                                  ------------
                                                                    11,453,795
                                                                  ------------

CONSUMER CYCLICALS -- 9.4%
       Black & Decker Corporation                        3,000         129,000
       Brunswick Corporation                             3,600          81,450
       Ford Motor Company                               52,900       2,902,888
       General Motors Corporation                       28,200       1,981,050
*<F34> Harrah's Entertainment, Inc.                      4,750         137,453
       The Home Depot, Inc.                             65,000       4,907,500
*<F34> Kmart Corporation                                21,500         216,344
       Limited (The), Inc.                               8,539         351,166
       May Department Stores Company                    13,950         483,891
       Sears, Roebuck and Co.                           16,000         451,000
       Tandy Corporation                                 8,400         528,675
*<F34> Toys "R" Us, Inc.                                10,225         144,428
       Wal-Mart Stores, Inc.                           197,900      11,218,456
                                                                  ------------
                                                                    23,533,301
                                                                  ------------

CONSUMER STAPLES -- 9.3%
       Avon Products, Inc.                              10,600         341,850
*<F34> CBS Corporation                                  30,500       1,488,781
       Campbell Soup Company                            18,600         837,000
       Coca-Cola Company                                96,300       5,681,700
       Colgate-Palmolive Company                        25,100       1,518,550
       Walt Disney Company                              78,000       2,057,250
       Heinz (H.J.) Company                             15,700         749,675
       McDonald's Corporation                           49,200       2,029,500
       PepsiCo, Inc.                                    63,800       2,213,063
       Procter & Gamble Company                         58,900       6,177,138
       Ralston Purina Group                             13,500         424,406
                                                                  ------------
                                                                    23,518,913
                                                                  ------------

CAPITAL GOODS -- 10.1%
       The Boeing Company                               41,712       1,921,359
       Fluor Corporation                                 2,700         107,663
       General Dynamics Corporation                      8,000         443,500
       General Electric Company                        144,300      19,561,669
       Minnesota Mining &
         Manufacturing Company                          17,400       1,654,087
       Rockwell International Corporation                8,500         411,719
       United Technologies Corporation                  20,700       1,252,350
                                                                  ------------
                                                                    25,352,347
                                                                  ------------

ENERGY -- 6.1%
+<F35> Atlantic Richfield Company                       13,700       1,276,669
       Baker Hughes Incorporated                        14,860         415,151
       Exxon Corporation                               106,400       7,880,250
       Halliburton Company                              18,700         704,756
       Mobil Corporation                                34,400       3,319,600
       Occidental Petroleum Corporation                 15,100         344,469
       Schlumberger Limited                             23,200       1,405,050
                                                                  ------------
                                                                    15,345,945
                                                                  ------------

FINANCIAL -- 13.7%
       American International Group, Inc.               67,495       6,947,766
       American Express Company                         19,100       2,941,400
       American General Corporation                     10,500         778,969
       Bank One Corporation                             51,044       1,917,340
       Bank of America Corporation                      90,290       5,812,419
       CIGNA Corporation                                 8,100         605,475
       Citigroup Inc.                                  153,625       8,314,953
       Hartford Financial Services Group                 9,500         492,219
       Merrill Lynch & Co., Inc.                        16,500       1,295,250
       U.S. Bancorp                                     31,500       1,167,469
       Wells Fargo Company                              89,500       4,284,812
                                                                  ------------
                                                                    34,558,072
                                                                  ------------

HEALTH CARE -- 9.5%
       Baxter International Inc.                        12,700         823,913
       Bristol-Myers Squibb Company                     87,140       6,693,441
       Columbia/HCA Healthcare
         Corporation                                    24,400         588,650
       Johnson & Johnson                                59,300       6,211,675
       Mallinckrodt, Inc.                                2,400          81,450
       Merck & Co., Inc.                               103,800       8,258,587
       Pharmacia & Upjohn, Inc.                         22,260       1,200,649
                                                                  ------------
                                                                    23,858,365
                                                                  ------------

TECHNOLOGY -- 31.7%
*<F34> Ceridian Corporation                              5,900         129,431
*<F34> Cisco Systems, Inc.                             157,450      11,651,300
       Computer Sciences Corporation                     6,300         432,731
       Eastman Kodak Company                            13,100         903,081
       Harris Corporation                                2,500          56,094
       Hewlett-Packard Company                          45,000       3,332,812
       Honeywell Inc.                                    5,100         537,731
       International Business Machines
         Corporation                                    80,200       7,889,675
       Intel Corporation                               146,100      11,313,619
       Lucent Technologies, Inc.                       135,000       8,673,750
*<F34> Microsoft Corporation                           228,600      21,159,787
       Monsanto Company                                 27,300       1,051,050
*<F34> National Semiconductor Corporation                6,500         194,594
       Nortel Networks Corp.                            72,400       4,484,275
*<F34> Oracle Corporation                               63,287       3,010,088
       Polaroid Corporation                              1,500          33,469
       Raytheon Company, Class B Shares                 14,700         428,137
       Tektronix, Inc.                                   1,600          54,000
       Texas Instruments Inc.                           36,200       3,248,950
*<F34> Unisys Corporation                               13,300         322,525
       Xerox Corporation                                28,782         805,896
                                                                  ------------
                                                                    79,712,995
                                                                  ------------

TRANSPORTATION -- 0.8%
       Burlington Northern
         Santa Fe Corporation                           20,200         643,875
       Delta Air Lines, Inc.                             6,100         332,069
*<F34> FDX Corporation                                  12,900         555,506
       Norfolk Southern Corporation                     15,900         388,556
                                                                  ------------
                                                                     1,920,006
                                                                  ------------

UTILITIES -- 1.1%
       American Electric Power
         Company, Inc.                                   7,900         272,550
       Coastal Corporation                               8,700         366,488
       Entergy Corporation                              10,400         311,350
       Southern Company                                 29,600         786,250
       Unicom Corporation                                8,900         340,981
       Williams Companies, Inc.                         19,200         720,000
                                                                  ------------
                                                                     2,797,619
                                                                  ------------

Total Common Stocks
       (Cost $137,092,039)                                         249,107,332
                                                                  ------------

SHORT-TERM INVESTMENTS -- 0.6%

MONEY MARKET
       Firstar Institutional Money
         Market Fund                                 1,587,000       1,587,000
                                                                  ------------
Total Short-Term Investments                                         1,587,000
                                                                  ------------
Total Investments                                                 $250,694,332
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 0.8%

FUTURES
*<F34> S&P 500 Index Futures expiring
         March, 2000                                         6       2,090,100
                                                                  ------------
Total Futures Contracts
         (cost $2,064,048)                                        $  2,090,100
                                                                  ------------
                                                                  ------------

*<F34>  Non-income producing
+<F35>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

                                                        NUMBER       MARKET
                                                      OF SHARES       VALUE
                                                     OR PAR VALUE

COMMON STOCKS -- 94.3%

COMMUNICATIONS SERVICES -- 7.1%
       AT&T Corp.                                       23,000     $ 1,075,250
       SBC Communications, Inc.                         21,600       1,100,250
       Sprint Corporation                               15,000       1,114,688
                                                                   -----------
                                                                     3,290,188
                                                                   -----------

CONSUMER CYCLICALS -- 7.5%
       Dayton Hudson Corporation                        10,000         646,250
       The Home Depot, Inc.                              8,000         604,000
       Intimate Brands, Inc.                            15,000         615,000
       McGraw-Hill Companies, Inc.                      17,000       1,013,625
       Wal-Mart Stores, Inc.                            10,000         566,875
                                                                   -----------
                                                                     3,445,750
                                                                   -----------

CONSUMER STAPLES -- 9.4%
       Kimberly-Clark Corporation                       21,600       1,363,500
       McDonald's Corporation                           23,200         957,000
       PepsiCo, Inc.                                    25,000         867,188
       Procter & Gamble Company                          5,000         524,375
       Walgreen Co.                                     25,000         629,687
                                                                   -----------
                                                                     4,341,750
                                                                   -----------

CAPITAL GOODS -- 14.6%
       Avery-Dennison Corporation                       28,400       1,775,000
       General Electric Company                         16,000       2,169,000
       Illinois Tool Works, Inc.                        20,000       1,465,000
       Johnson Controls, Inc.                            9,000         546,750
       Tyco International Ltd.                          20,000         798,750
                                                                   -----------
                                                                     6,754,500
                                                                   -----------

ENERGY -- 6.1%
       Mobil Corporation                                14,400       1,389,600
       Royal Dutch Petroleum Company                    24,000       1,438,500
                                                                   -----------
                                                                     2,828,100
                                                                   -----------

FINANCIAL -- 14.6%
       American International Group, Inc.               10,000       1,029,375
       Bank of America Corporation                      22,632       1,456,935
       Citigroup Inc.                                    7,000         378,875
       Federal Home Loan Mortgage
         Corporation                                    16,000         865,000
       Federal National Mortgage
         Association                                    19,000       1,344,250
       Washington Mutual, Inc.                          20,000         718,750
       Wells Fargo Company                              20,000         957,500
                                                                   -----------
                                                                     6,750,685
                                                                   -----------

HEALTH CARE -- 11.6%
       Johnson & Johnson                                21,600       2,262,600
       Merck & Co., Inc.                                24,000       1,909,500
       Pfizer,Inc.                                      30,000       1,185,000
                                                                   -----------
                                                                     5,357,100
                                                                   -----------

TECHNOLOGY -- 20.1%
       Automatic Data Processing, Inc.                  15,600         751,725
       Hewlett-Packard Company                          20,000       1,481,250
       International Business Machines
         Corporation                                     5,000         491,875
       Intel Corporation                                16,000       1,239,000
       Linear Technology Corporation                    12,000         839,250
       Nokia Corp - ADR                                 10,000       1,155,625
       Nortel Networks Corp.                            32,000       1,982,000
       Texas Instruments Inc.                           14,800       1,328,300
                                                                   -----------
                                                                     9,269,025
                                                                   -----------

UTILITIES -- 3.3%
       Enron Corp.                                      10,000         399,375
       Williams Companies, Inc.                         30,000       1,125,000
                                                                   -----------
                                                                     1,524,375
                                                                   -----------

Total Common Stocks
       (Cost $22,216,623)                                           43,561,473
                                                                   -----------

SHORT-TERM INVESTMENTS -- 5.7%

DEMAND NOTE -- 2.8%
       General Mills Variable Demand Note             $800,000         800,000
       Pitney Bowes Capital Corporation,
         Variable Demand Note                          500,000         500,000
                                                                   -----------
                                                                     1,300,000
                                                                   -----------

MONEY MARKET -- 2.9%
       Firstar Institutional Money
         Market Fund                                 1,361,000       1,361,000
                                                                   -----------
Total Short-Term Investments                                         2,661,000
                                                                   -----------
Total Investments                                                  $46,222,473
                                                                   -----------
                                                                   -----------

*<F36>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE

COMMON STOCKS -- 92.4%

AUTOS & TRANSPORTATION -- 4.1%
*<F37> Covenant Transport, Inc., Class A                19,400      $  298,275
*<F37> Dura Automotive Systems, Inc.                     6,800         127,500
                                                                    ----------
                                                                       425,775
                                                                    ----------

CONSUMERS DISCRETIONARY -- 20.5%
*<F37> Gadzooks, Inc.                                   19,100         152,800
*<F37> Gildan Activeware, Inc. Class A
         Subordinate Voting Shares                      14,300         272,594
*<F37> Heidrick & Struggles
         International, Inc.                            15,300         351,900
       Regis Corporation                                11,700         217,181
*<F37> RemedyTemp, Inc.                                 15,900         170,925
*<F37> Safety-Kleen Corporation                         19,075         218,170
*<F37> ShopKo Stores, Inc.                               5,500         137,844
*<F37> United Stationers                                12,200         311,100
       Warnaco Group, Inc.                               7,500         106,875
*<F37> Whitehall Jewellers, Inc.                         7,900         205,894
                                                                    ----------
                                                                     2,145,283
                                                                    ----------

CONSUMER STAPLES -- 4.9%
*<F37> Del Monte Foods Company                          18,900         263,419
*<F37> International Home Foods, Inc.                   13,200         252,450
                                                                    ----------
                                                                       515,869
                                                                    ----------

ENERGY -- 4.6%
*<F37> Newfield Exploration Company                      6,200         182,513
*<F37> Santa Fe Snyder Corporation                      17,100         147,487
       Tidewater, Inc.                                   5,100         153,000
                                                                    ----------
                                                                       483,000
                                                                    ----------

FINANCIAL -- 17.4%
       American Capital Strategies, Ltd.                 9,500         198,906
       CNASurety Corporation                             8,000          92,000
*<F37> Gabelli Asset Management, Inc.                   15,100         225,556
       Heller Financial, Inc.                           12,000         285,000
       Peoples Heritage Financial Group, Inc.            9,500         180,500
       Prentiss Properties Trust                        10,400         222,950
       Radian Group Inc.                                 4,700         248,219
       Raymond James Financial, Inc.                     7,800         157,950
       StanCorp Financial Group, Inc.                    8,000         203,000
                                                                    ----------
                                                                     1,814,081
                                                                    ----------

HEALTH CARE -- 9.4%
*<F37> AmeriSource Health Corporation                    6,500          97,500
       Arrow International, Inc.                         7,100         192,587
       Cooper Companies, Inc.                            7,300         182,500
       DENTSPLY International, Inc.                      7,500         173,906
*<F37> Henry Schein, Inc.                                8,300         107,900
*<F37> US Oncology, Inc.                                 9,100          40,665
*<F37> Wesley Jessen VisionCare, Inc.                    7,100         190,813
                                                                    ----------
                                                                       985,871
                                                                    ----------

MATERIALS & PROCESSING -- 1.0%
*<F37> Ivex Packaging Corporation                       10,600         100,038
                                                                    ----------
                                                                       100,038
                                                                    ----------

PRODUCER DURABLES -- 8.5%
       Applied Power, Inc. Class A                       8,600         249,937
       Belden Inc.                                      12,500         229,688
       Pentair Inc.                                      5,800         218,225
       Snap-on Incorporated                              6,400         194,400
                                                                    ----------
                                                                       892,250
                                                                    ----------

TECHNOLOGY -- 22.0%
*<F37> Artesyn Technologies, Inc.                       11,500         227,125
*<F37> Black Box Corporation                             2,100         106,575
       C&D Technologies, Inc.                            5,400         173,475
*<F37> CACI International, Inc.                         10,100         216,519
*<F37> DII Group, Inc.                                   4,500         162,000
*<F37> FLIR Systems, Inc.                               16,100         228,419
       National Data Corporation                         6,400         153,600
       Primex Technologies, Inc.                         8,300         190,900
*<F37> SCI Systems, Inc.                                 3,600         177,750
*<F37> ScanSource, Inc.                                  7,900         267,612
*<F37> Symantec Corporation                              8,200         391,550
                                                                   -----------
                                                                     2,295,525
                                                                   -----------

Total Common Stocks
       (cost $9,446,917)                                             9,657,692
                                                                   -----------

SHORT-TERM INVESTMENTS -- 7.1%

DEMAND NOTE -- 4.8%
       General Mills Variable
         Demand Note                                  $200,000         200,000
       Warner Lambert Daily Demand                     300,000         300,000
                                                                   -----------
                                                                       500,000
                                                                   -----------

MONEY MARKET -- 2.3%
       Firstar Institutional Money
         Market Fund                                   244,000         244,000
                                                                   -----------
                                                                       244,000
                                                                   -----------
Total Short-Term Investments                                           744,000
                                                                   -----------
Total Investments                                                  $10,401,692
                                                                   -----------
                                                                   -----------

*<F37> Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          PSE TECH 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                     OR PAR VALUE

COMMON STOCKS -- 98.6%

BIOTECHNOLOGY --8.2%
*<F38> Amgen, Inc.                                      43,600    $  3,477,100
*<F38> Biogen, Inc.                                     43,600       3,231,850
*<F38> Chiron Corporation                               43,600       1,245,325
*<F38> Genentech, Inc.                                  43,600       6,354,700
*<F38> Immunex Corporation                              43,600       2,746,800
       Monsanto Company                                 43,600       1,678,600
                                                                  ------------
                                                                    18,734,375
                                                                  ------------

CAD/CAM -- 2.0%
       Autodesk, Inc.                                   43,600         817,500
*<F38> Evans &Sutherland Computer
         Corporation                                    43,600         520,475
*<F38> Intergraph Corporation                           43,600         168,950
*<F38> Mentor Graphics Corporation                      43,600         351,525
*<F38> Synopsys, Inc.                                   43,600       2,716,825
                                                                  ------------
                                                                     4,575,275
                                                                  ------------

DATA COMMUNICATIONS -- 14.3%
*<F38> 3Com Corporation                                 43,600       1,264,400
*<F38> Adaptec, Inc.                                    43,600       1,962,000
*<F38> ADC Telecommunications, Inc.                     43,600       2,079,175
*<F38> Cabletron Systems, Inc.                          43,600         722,125
*<F38> Cisco Systems, Inc.                              43,600       3,226,400
       Lucent Technologies                              43,600       2,801,300
*<F38> Newbridge Networks Corporation                   43,600         861,100
       Nortel Networks Corporation                      43,600       2,700,475
*<F38> QUALCOMM Inc.                                    43,600       9,711,900
       Scientific - Atlanta, Inc.                       43,600       2,496,100
*<F38> Standard Microsystems Corporation                43,600         395,125
       Symbol Technologies, Inc.                        43,600       1,733,100
*<F38> Tellabs, Inc.                                    43,600       2,757,700
                                                                  ------------
                                                                    32,710,900
                                                                  ------------

DATA STORAGE AND PROCESSING -- 1.1%
*<F38> Quantum Corporation - DLT &
         Storage Systems                                43,600         673,075
*<F38> Seagate Technology, Inc.                         43,600       1,283,475
*<F38> Storage Technology Corporation                   43,600         686,700
                                                                  ------------
                                                                     2,643,250
                                                                  ------------

ELECTRONIC EQUIPMENT -- 5.4%
       Linear Technologies                              43,600       3,049,275
*<F38> Maxim Integrated Products, Inc.                  43,600       3,441,675
       Sensormatic Electronics Corporation              43,600         659,450
*<F38> Solectron Corporation                            43,600       3,280,900
*<F38> Vitesse Semiconductors                           43,600       2,000,150
                                                                  ------------
                                                                    12,431,450
                                                                  ------------

INFORMATION PROCESSING -- 12.5%
       America Online, Inc.                             43,600       5,654,375
       Automatic Data Processing, Inc.                  43,600       2,100,975
*<F38> Ceridian Corporation                             43,600         956,475
       Computer Sciences Corporation                    43,600       2,994,775
       Comsat Corporation                               43,600         814,775
*<F38> DST System, Inc.                                 43,600       2,776,775
       Electronic Data Systems                          43,600       2,550,600
       First Data Corporation                           43,600       1,991,975
*<F38> SunGard Data Systems, Inc.                       43,600       1,065,475
*<F38> Yahoo!, Inc.                                     43,600       7,807,125
                                                                  ------------
                                                                    28,713,325
                                                                  ------------

LARGE DIVERSIFIED COMPUTER
  MANUFACTURING -- 3.0%
+<F39> International Business
         Machines Corporation                           43,600       4,289,150
*<F38> NCR Corporation                                  43,600       1,444,250
*<F38> Unisys Corporation                               43,600       1,057,300
                                                                  ------------
                                                                     6,790,700
                                                                  ------------

MEDICAL TECHNOLOGY -- 7.3%
*<F38> Acuson Corporation                               43,600         452,350
       Biomet, Inc.                                     43,600       1,313,450
*<F38> Boston Scientific Corporation                    43,600         877,450
*<F38> Coherent, Inc.                                   43,600         896,525
*<F38> Genzyme Corporation                              43,600       1,667,700
*<F38> JDS Uniphase Corporation                         43,600       7,275,750
       Medtronic, Inc.                                  43,600       1,509,650
       Shared Medical Systems Corporation               43,600       1,645,900
*<F38> St. Jude Medical, Inc.                           43,600       1,193,550
                                                                  ------------
                                                                    16,832,325
                                                                  ------------

MICRO COMPUTER MANUFACTURERS -- 6.1%
*<F38> Apple Computer, Inc.                             43,600       3,493,450
       Compaq Computer Corporation                      43,600         828,400
*<F38> Dell Computer Corporation                        43,600       1,749,450
*<F38> Gateway, Inc.                                    43,600       2,880,325
*<F38> Micron Electronics, Inc.                         43,600         446,900
*<F38> Sun Microsystems, Inc.                           43,600       4,613,425
                                                                  ------------
                                                                    14,011,950
                                                                  ------------

MINI AND MAINFRAME COMPUTER
  MANUFACTURERS -- 2.9%
*<F38> EMC Corporation                                  43,600       3,182,800
       Hewlett-Packard Company                          43,600       3,229,125
*<F38> Silicon Graphics, Inc.                           43,600         337,900
                                                                  ------------
                                                                     6,749,825
                                                                  ------------

OFFICE AUTOMATION EQUIPMENT -- 1.0%
       Harris Corporation                               43,600         978,275
       Xerox Corporation                                43,600       1,220,800
                                                                  ------------
                                                                     2,199,075
                                                                  ------------

SEMICONDUCTOR CAPITAL EQUIPMENT
  MANUFACTURERS -- 7.9%
*<F38> Analog Devices, Inc.                             43,600       2,316,250
*<F38> Applied Materials, Inc.                          43,600       3,915,825
*<F38> KLA-Tencor Corporation                           43,600       3,452,575
*<F38> Kulicke &Soffa Industries, Inc.                  43,600       1,283,475
*<F38> Lam Research Corporation                         43,600       3,681,475
*<F38> Novellus Systems, Inc.                           43,600       3,379,000
                                                                  ------------
                                                                    18,028,600
                                                                  ------------

SEMICONDUCTOR MANUFACTURERS -- 9.3%
*<F38> Advanced Micro Devices, Inc.                     43,600         863,825
*<F38> Cypress Semiconductor Corporation                43,600       1,114,525
       Intel Corporation                                43,600       3,376,275
*<F38> Micron Technology, Inc.                          43,600       3,109,225
       Motorola, Inc.                                   43,600       4,248,275
*<F38> National Semiconductor Corporation               43,600       1,305,275
       Texas Instruments Inc.                           43,600       3,913,100
*<F38> Xilinx, Inc.                                     43,600       3,428,050
                                                                  ------------
                                                                    21,358,550
                                                                  ------------

SOFTWARE PRODUCTS -- 12.2%
       Adobe Systems, Inc.                              43,600       3,049,275
*<F38> BMC Software, Inc.                               43,600       2,798,575
*<F38> Cadence Design Systems, Inc.                     43,600         662,175
       Computer Associates
         International, Inc.                            43,600       2,463,400
*<F38> Compuware Corp.                                  43,600       1,212,625
*<F38> Informix Corporation                             43,600         332,450
*<F38> Microsoft Corporation                            43,600       4,035,725
*<F38> Network Associates                               43,600         798,425
*<F38> Novell, Inc.                                     43,600         874,725
*<F38> Oracle Corporation                               43,600       2,073,725
*<F38> PeopleSoft, Inc.                                 43,600         654,000
       SAP AG                                           43,600       1,594,125
*<F38> Siebel Systems, Inc.                             43,600       4,787,825
*<F38> Sybase, Inc.                                     43,600         588,600
*<F38> Symantec Corporation                             43,600       2,081,900
                                                                  ------------
                                                                    28,007,550
                                                                  ------------

TEST, ANALYSIS, AND INSTRUMENTATION
  EQUIPMENT -- 5.4%
       Honeywell Inc.                                   43,600       4,597,075
       Millipore Corporation                            43,600       1,389,750
       PE Biosystems Group                              43,600       2,828,550
       Tektronix, Inc.                                  43,600       1,471,500
*<F38> Teradyne, Inc.                                   43,600       1,678,600
*<F38> Thermo Instrument Systems, Inc.                  43,600         414,200
                                                                  ------------
                                                                    12,379,675
                                                                  ------------
Total Common Stocks
  (Cost $171,813,163)                                              226,166,825
                                                                  ------------

SHORT-TERM INVESTMENTS -- 1.2%

MONEY MARKET
       Firstar Institutional Money
         Market Fund                                 2,855,000       2,855,000
                                                                  ------------
Total Short-Term Investments                                         2,855,000
                                                                  ------------
Total Investments                                                 $229,021,825
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 1.7%

FUTURES
       PSE Technology 100 Index,
         expiring December, 1999                            60       4,008,000
                                                                  ------------
Total Futures Contracts
  (Cost $4,006,979)                                               $  4,008,000
                                                                  ------------
                                                                  ------------

*<F38> Non-income producing
+<F39> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                            MANAGED GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999

                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                     OR PAR VALUE

COMMON STOCKS -- 98.5%

BASIC INDUSTRIES --4.7%
       Cintas Corporation                                2,960      $  178,340
*<F40> Dionex Corporation                                2,660         118,204
       Ingersoll-Rand Company                            1,200          62,700
                                                                    ----------
                                                                       359,244
                                                                    ----------
CONSUMER CYCLICALS -- 6.5%
       Harley-Davidson, Inc.                             3,675         217,973
       The Home Depot, Inc.                              3,640         274,820
                                                                    ----------
                                                                       492,793
                                                                    ----------

CONSUMER STAPLES -- 2.0%
       Walgreen Co.                                      6,100         153,644
                                                                    ----------
                                                                       153,644
                                                                    ----------

CONSUMER NONDURABLES -- 1.8%
       Valspar Corporation                               4,450         134,334
                                                                    ----------
                                                                       134,334
                                                                    ----------

CONSUMER SERVICE -- 25.5%
*<F40> Catalina Marketing Corporation                      900          84,263
       Central Parking Corporation                       5,820         156,049
       Ecolab Inc.                                       3,230         109,214
       Fastenal Company                                  2,920         105,850
*<F40> Interim Services Inc.                             6,115         100,515
*<F40> Kohl's Corporation                                3,290         246,133
*<F40> O'Reilly Automotive, Inc.                         5,150         224,669
       Omnicom Group Inc.                                2,710         238,480
       Paychex, Inc.                                     4,975         195,891
*<F40> Scholastic Corporation                            2,400         111,600
*<F40> Staples, Inc.                                     5,010         111,159
*<F40> Starbucks Corporation                             3,240          88,087
       Tribune Company                                   2,800         168,000
                                                                    ----------
                                                                     1,939,910
                                                                    ----------

EDUCATION -- 2.3%
*<F40> DeVry, Inc.                                       8,250         173,766
                                                                    ----------
                                                                       173,766
                                                                    ----------

FINANCIAL -- 8.5%
*<F40> Concord EFS, Inc.                                 8,460         228,949
       Fifth Third Bancorp                               2,780         205,199
       Marshall & Ilsley Corporation                     3,140         210,772
                                                                    ----------
                                                                       644,920
                                                                    ----------

HEALTH CARE -- 4.9%
       Cardinal Health, Inc.                             2,950         127,219
*<F40> Patterson Dental Company                          5,420         244,239
                                                                    ----------
                                                                       371,458
                                                                    ----------

PRODUCER DURABLES -- 1.9%
       Kaydon Corporation                                2,585          64,140
       Snap-on Incorporated                              2,670          81,101
                                                                    ----------
                                                                       145,241
                                                                    ----------

TECHNOLOGY -- 34.6%
*<F40> Acxiom Corporation                                5,790          95,535
*<F40> Biogen, Inc.                                      2,215         164,187
*<F40> Cisco Systems, Inc.                               3,315         245,310
*<F40> Citrix Systems, Inc.                              3,400         218,025
*<F40> Comverse Technology, Inc.                         3,120         354,120
*<F40> Electronic Arts Inc.                              3,250         262,641
*<F40> Fiserv, Inc.                                      6,400         204,800
       Intel Corporation                                 2,850         220,697
*<F40> Keane, Inc.                                       3,260          76,610
*<F40> Legato Systems, Inc.                              5,414         291,002
*<F40> Microsoft Corporation                             1,610         149,026
*<F40> SunGard Data Systems, Inc.                        4,615         112,779
*<F40> Zebra Technologies Corporation                    4,500         244,687
                                                                    ----------
                                                                     2,639,419
                                                                    ----------

TRANSPORTATION -- 5.8%
       Expeditors International
         of Washington, Inc.                             5,100         190,613
*<F40> Midwest Express Holdings, Inc.                    3,200          93,800
       Southwest Airlines Co.                            9,487         159,500
                                                                    ----------
                                                                       443,913
                                                                    ----------
Total Common Stocks
       (Cost $6,984,223)                                             7,498,642
                                                                    ----------

SHORT-TERM INVESTMENTS -- 3.1%

MONEY MARKET
       Firstar Institutional Money
         Market Fund                                   236,000         236,000
                                                                    ----------
Total Short-Term Investments                                           236,000
                                                                    ----------
Total Investments                                                   $7,734,642
                                                                    ----------
                                                                    ----------

*<F40> Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
  Principal Preservation Portfolios, Inc. and the
  Shareholders of the Tax-Exempt, Government,
  S&P 100 Plus, Dividend Achievers, Select Value,
  PSE Tech 100 Index and Managed Growth Portfolios:

  We have audited the accompanying balance sheets, including the schedules of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Tax-Exempt, Government, S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios as of October 31, 1999, and the related statements of operations for the ten month period then ended, the statements of changes in net assets for the ten month period ended October 31, 1999 and the year ended December 31, 1998 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Tax-Exempt, Government, S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios as of October 31, 1999, the results of their operations for the ten month period then ended and the changes in their net assets for the ten month period ended October 31, 1999 and the year ended December 31, 1998 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 24, 1999.

NOTE ON FORWARD-LOOKING STATEMENTS

  Except for historical information contained in this annual report for Principal Preservation Portfolios, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Portfolio in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Portfolio to differ materially as compared to benchmarks associated with the particular Portfolio.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISORS
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

   Ziegler Asset Management, Inc.
   (Sub-Advisor to S&P 100 Plus, Dividend Achievers and
   PSE Tech 100 Index Portfolios)
   215 North Main Street
   West Bend, Wisconsin 53095

   Skyline Asset Management, L.P.
   (Sub-Advisor to Select Value Portfolio)
   311 South Wacker Drive, Suite 4500
   Chicago, Illinois 60606

   Geneva Capital Management,Ltd.
   (Sub-Advisor to Managed Growth Portfolio)
   250 East Wisconsin Avenue
   Suite 1050
   Milwaukee, Wisconsin 53202

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "Standard & Poor's 100," "S&P," "100" are trademarks of Standard & Poor's Corporation and have been licensed for use by B.C. Ziegler and Company.

PSE is the service mark of the Pacific Stock Exchange Incorporated and has been licensed for use by B.C. Ziegler and Company.

This report was prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 343-12/99